                                                                  Exhibit 10.23


                            BUSINESS PROPERTY LEASE

                    APPROVED BY BUILDING OWNERS AND MANAGERS
1.                         ASSOCIATION OF OMAHA, INC.


         THIS LEASE, made and executed in triplicate by and between the Lessor V and R Joint Venture, 11205 John Galt Blvd., Omaha, NE 68137, and the Lessee Cardmember Publishing Corporation, 655 Washington Blvd., Suite 1000, Stamford, Connecticut 06901.

         WITNESSETH: That the Lessor does hereby demise and lease unto the Lessee, the following described property, situated in Omaha, Douglas county, Nebraska, to-wit:


                            DESCRIPTION OF PROPERTY

         Building #46. 11133-11135 Mill Valley Road, Omaha, Nebraska 68154 + 3,072 square foot as attached to exhibit - Part of Suite 13 and all of Suite #14.


                                TERM AND PURPOSE

         1. The Lessee agrees to use and occupy the premises for general office purpose and no other purpose, for a term of Five (5) years, said lease term beginning on July 1, 1995 and ending on June 30, 2000 unless sooner terminated as hereinafter provided.

                                     RENTAL

         2. In consideration of the foregoing demise, the Lessee hereby covenants to perform the agreements hereby imposed, and to pay the Lessor as rental for said premises the sum of ________________________________
($__________), payable as follows:

For the period from July 1, 1995 to June 30, 2000, $2,483 per month said rental to be payable monthly in advance, on the first day of each successive month, at the office of V & R Joint Venture, 11205 John Galt Boulevard, Omaha, Nebraska 68137, or at such other place as the Lessor shall direct.

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                               RENTAL ADJUSTMENT

         2. (a) It is understood and agreed that the amount of rent stated above in Paragraph 2 of this lease shall be the base rental and shall be adjusted on the first day of the second year of this lease and each yearly anniversary thereafter in order to reflect the change in purchasing power of the dollar. Such adjustments shall be made upon the following basis of computation: The most recent U.S. Department of Labor Consumer Price Index: U. S. City Average, All Urban Consumers (CPI-U), 1982-84 = 100, All Items, report for the month of July 1995, showing the Index as when reported, shall be considered as the base and the price index in effect for the corresponding month in each successive year shall be compared with this base index figure. The annual rental shall be either increased or decreased by the percentage of increase or decrease in the price index. Such computation shall be made in the same manner on each yearly anniversary of this lease in determining any adjustments in the rent for the subsequent year. However, at no time will the rental be less than the base rental stated above in this lease. The annual increase, if any, shall not be compounded.

                                    SERVICE

         3. It is understood that for the rent mentioned, the Lessor shall furnish service as follows: *See Note Below.

         In the manner customary in the building it is hereby agreed that the Lessor shall have the right to discontinue any service above mentioned or any part thereof whenever and during any period for which bills for rent or other service are not promptly paid by the Lessee. It is also agreed that the Lessor shall not be liable for damages nor shall the rental hereinbefore stipulated be abated for failure to furnish or delay in furnishing, any service above mentioned or any part thereof as aforesaid when such failure to furnish, or delay in furnishing, is occasioned by needed repairs, renewals or improvements, or in whole or in part by any strike or labor controversy, or by any accident or casualty whatsoever, or by an act or default of the Lessee or other parties, or by any unauthorized act or default of any employee of the Lessor, nor for any other cause or causes beyond the reasonable control of the Lessor. *In the event services are interrupted, Landlord will make a diligent effort to ensure that the services are restored.

              WATER, GAS, ELECTRIC, SEWER USE FEES, ETC., CHARGES.

         4. The Lessee further agrees to pay from time to time as same may become due, all water, gas, electricity or other charges levied or assessed against, incurred at or chargeable to or in connection with the leased premises during the term of this lease and to save the premises and Lessor harmless therefrom.

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         Lessee further agrees to pay any and all sewer use fees which may be assessed against the demised premises whether based on a minimum fee, a percentage charge, or whatever basis said fee shall be levied. In addition to the usual monthly charge for water, the Lessor further agrees to pay any and all additional charges which the Metropolitan Utilities District may make against the demised premises for the use by the Lessee of water for air conditioning purposes. Gas and electric utilities are separately metered and are placed in tenant's name.


                             CONDITION OF PREMISES

         5. Lessee has examined said premises prior to his acceptance and the execution hereof and is satisfied with the physical condition thereof, including all equipment and appurtenances, and his taking possession thereof shall be conclusive evidence of the receipt thereof in satisfactory order and repair, except as otherwise specified herein, and Lessee agrees and submits that no representation as to the condition or repair hereof has been made by the Lessor or his agent which is not herein expressed or indorsed hereon, and likewise agrees and admits that no agreement or promise to decorate, alter, repair, or improve said premises including all equipment and appurtenances, either before or after the execution hereof, not contained herein, has been made by Lessor or his agent.


                                    REPAIRS

         6. In consideration of the foregoing demise and the rate of rental herein stipulated, the Lessee agrees during the term of this lease, at his own expense, to keep in good and substantial order and repair and to make all necessary repairs, renewals, replacements and decorations upon or in connection with said premises, including all windows and doors and glass, wherever located, and all plumbing, heating equipment, boilers, elevators, pipes, wiring, and gas, steam and electrical fixtures, connections and fittings and all other equipment, fixtures and appurtenances, and excepting only the exterior of the premises (exterior of the premises shall not include windows, doors or any glass). However, it is not the intention of the parties hereto that the foregoing repairs, renewals, replacements, and/or decorations shall be made by the Lessee when such repairs, renewals, replacements and/or decorations are occasioned by fire, windstorm or other unavoidable casualty, except that the Lessee shall make all glass replacements made necessary from any cause other than fire, windstorm and structural deficiency of the building.


                       ASSIGNING, SUBLETTING, INSURANCE,
                     ALTERATIONS, AIR CONDITIONING, COOLING

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         7. It is provided that the Lessee shall not assign this lease nor let or sublet said premises or any part thereof nor use the same nor permit the same to be used for any purpose other than as above described, nor keep or store in or about the premises anything which will increase the rate of insurance on the building, nor permit any change in occupancy or transfer of this lease by operation of law, or otherwise, nor make any alterations or additions or improvements, including air conditioning and cooling systems in said premises, nor place, affix or display in any manner in, upon or in connection with said premises, any "for rent," display or advertising sign or device without the written consent of the Lessor first obtained, and Lessee will not invalidate any policies of insurance now or hereafter made on said building, and Lessee will pay all extra insurance premiums on said building, if any, required on account of extra risk caused by the Lessee's use of the demised premises, and it is further provided that all additions, fixtures or improvements which may be made by the Lessee to said premises, except movable office furniture and trade fixtures, shall be made only after the Lessor has given written consent and shall become the property of the Lessor, and shall remain and be surrendered in good condition with the premises as a part thereof at the termination of this lease, by lapse of time or otherwise.

         It is understood and agreed, however, that Lessee shall maintain an insurable interest in said additions, fixtures and improvements during the term of this lease and that in the event of any casualty loss to said additions, fixtures and improvements the Lessee shall be entitled to the proceeds from any insurance the Lessee may have carried on the same.

         Lessee agrees, upon the termination hereof, to remove all Lessee's property except such as according to the conditions of this lease is to remain as part of the premises.


              COMPLIANCE WITH LAWS - KEEP PREMISES SAFE AND CLEAN

         8. The Lessee shall keep said premises and operate his business therein in a manner which shall be in compliance with all laws, rules and regulations, orders and ordinances of the city, county, state and federal government and any department of either, and will not suffer or permit the premises to be used for any unlawful purpose, and he will protect the Lessor and save him and the said premises harmless from any and all fines and penalties that may result from or be due to any infractions of, or non-compliance with, the said laws, rules, regulations, orders and ordinances. Lessee agrees to keep the said premises and all sidewalks and approaches thereto in a safe condition and free and clear of ice and snow and all other matter which may be dangerous to the public and free of all obstructions. *Lessor is responsible for ice and snow maintenance on the sidewalk.

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         Lessee will hold Lessor exempt and harmless for and on account of any damages or injury to any person, or to the goods, wares and merchandise of any person, arising from the use of the premises by Lessee, or arising from the failure of Lessee to keep the premises in good condition as herein provided. *Except to the extent caused by Landlord's negligence.


                        DAMAGE BY FIRE OR OTHER CASUALTY
                             TERMINATION PRIVILEGES

         9. It is provided that in case the said premises, or any part thereof, shall at any time be destroyed or damaged by fire or other unavoidable casualty, so that the same shall be unfit for occupation or use, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of occupation of the premises, shall be suspended, cease to be payable and so continue until said premises shall be rebuilt or made fit for occupation and use, or if such damage to the said demised premises or to the building in which the demised premises are situated, is to the extent of 50% or more, then this lease may be terminated at the election of the Lessor, notice of which election, if exercised, shall be given in writing within 25 days from date of casualty, provided also that in case the building containing said premises is totally destroyed or work to put the premises in tenantable condition is not commenced within one month from the time of said damage and continued thereafter, with reasonable diligence, then this lease may be terminated at the election of the Lessee, notice of which election, if exercised, must be given in writing within 25 days from date of casualty. Each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitations that this waiver shall apply only when permitted by the applicable policy of insurance.


                      PERSONAL PROPERTY AT RISK OF LESSEE

         10. All personal property in the leased premises shall be at the risk of the Lessee only and the Lessor shall not be or become liable for any damage to said personal property, to said premises or to said Lessee or to any other persons or property caused by water leakage, steam, sewerage, gas or odors or for any damage whatsoever done or occasioned by or from any boiler, plumbing, gas, water, steam or other pipes or any fixtures, equipment or appurtenances whatsoever, or for any damage occasioned by water, snow or ice, being upon or coming through the roof, sky-light, trap door, or otherwise, or for any damage arising from any act or neglect of other tenants, occupants, or employees of the building in which the leased premises are situated or arising by reason of the use of, or any defect in, the said building or any of the fixtures, equipment or appurtenances therein, or by the act or


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neglect of any other person or caused in any other manner whatsoever. If required by the Lessee, Lessor, in an expedient manner, will repair any condition or defect that is causing or may result in damage to Lessee's personal property. Lessee may also call upon any qualified Contractor directly for any repairs in the premises. All costs of the repairs are to be the responsibility of the Lessee.


          RIGHT OF THE LESSOR TO ENTER FOR REPAIRS, ALTERATIONS, ETC.

         11. The Lessor, his agents or representatives, shall have the right to enter said premises at all reasonable times, to examine or exhibit the same, or to make such repairs, additions or alterations as Lessor may see fit to make for the safety, improvement or preservation thereof, or of the building of which the leased premises are a part or for any other reasonable purpose. The Lessor may display "for rent" signs on or about the said premises and in the windows thereof for sixty days prior to the termination of this lease.


                           DEFAULT, BANKRUPTCY, ETC.

         12. Should default be made by the Lessee in the payment of the rental or any other sum required to be paid by Lessee hereunder, or any part thereof, when and as herein provided; or should Lessee default in the performance, fulfillment or observance of any of the Lessee's other covenants, conditions, or agreements herein contained; or should any decree or order for relief be entered by a court having jurisdiction adjudging the Lessee a bankrupt or insolvent, or approving a petition seeking the reorganization, arrangement, adjustment or composition in respect of Lessee, whether voluntarily or involuntarily, under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee or similar official of the Lessee, or any substantial part of Lessee's property, or ordering the winding up or liquidation of Lessee's affairs; or should the demised premises become vacant or abandoned; or should this Lease be transferred, voluntarily or involuntarily, to any person other than the Lessee; or should the leasehold interest created by this Lease be levied on under execution, then, and in every such case, the Lessor may, at the Lessor's option, without demand of any kind or notice to Lessee, or any other person, at once declare this Lease terminated and Lessor may reenter the premises without formal notice or demand and hold and enjoy the same thenceforth, as if this Lease had not been made, without prejudice, however, to any right of action or remedy of the Lessor because of any breach by the Lessee of any covenant, condition, provision or agreement herein contained. In case Lessor does not elect to take advantage of the right to terminate this Lease conferred by the foregoing provisions of this paragraph, the Lessor shall nevertheless have, and Lessor is hereby expressly given, the right to reenter the said premises, with or


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without legal process, should any of the events hereinbefore specified take place or occur, and to remove the Lessee's signs, and all property and effects of the Lessee or other occupants of said premises, and if the Lessor so desires, to relet the said premises, or any part thereof, upon such terms, and to such person or persons and for such period of periods as may seem fit to the Lessor, and in case of such reletting, the Lessee shall be liable to the Lessor for the difference between the rents and payments herein reserved and agreed upon for the residue of the entire stipulated term of this Lease and the net rent for such residue of the term realized by such reletting, such net rent to be determined by deducting from the entire rent received by Lessor from such reletting the expenses or recovering possession, reletting, altering and repairing said premises and collecting rent therefrom; and the Lessee hereby agrees to pay such deficiency each month as the same may accrue, the Lessee to pay to the Lessor within five (5) days after the expiration of each month during such residue of the term, the difference between the rent and payments for said month as fixed by this Lease and the net amount realized by the Lessor from the premises during said month.


                         VACATION OF PREMISES BY LESSEE
                     SECURITY INTEREST IN PERSONAL PROPERTY

         13. If Lessee shall not promptly remove all his property from the premises whenever the Lessor shall become entitled possession thereof as herein agreed, the Lessor may, without notice, remove the same, or any of the same, in any manner that Lessor may choose, and Lessee will pay Lessor, upon demand, any and all expenses incurred in such removal, together with storage on said effects for any length of time during which the same shall be in Lessor's possession or control; or if Lessee shall at any time vacate or abandon said premises, and leave any personal property or fixtures in or about the premises for a period of five (5) days after such vacation or abandonment or after the termination of this Lease for any reason whatsoever, then the Lessor shall have the right to sell all or any part of such property at public or private sale without giving any notice to the Lessee, or any notice of sale, all notices required by statute or otherwise being hereby expressly waived, and to apply the proceeds of such sale first, to the payment of all costs and expenses of conducting the sale and caring for and storing the property; and, second, the balance, if any, to any indebtedness due from Lessee to Lessor; and third, to deliver any remaining sum, on demand in writing, to the Lessee. Lessee hereby grants Lessor a security interest in all items of personal property and fixtures of Lessee now or at any time hereafter affixed to, attached to, placed in or upon the demised premises as security for the payment of all rent and other sums due or to become due hereunder and the performance by Lessee of all of the terms, conditions and provisions of this Lease to be performed by Lessee. This Lease is intended to be a financing statement within the purview of Section 9-402 of the Uniform Commercial Code. The address of the Lessor (Secured Party) and the Lessee (Debtor) are hereinafter set forth. This Lease may be


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
filed for record in the Offices of the Register of Deeds and County Clerk of the County where the premises are located and the Office of the Secretary of State of Nebraska. Unless otherwise indicated in this Lease the Lesor is the record owner of the premises.


                        CONTINUED OCCUPANCY OF PREMISES

         14. Provided also, and this lease is upon these express conditions, that the Lessor and the Lessor's successor or assigns shall have the right to terminate this lease absolutely at the end of the calendar month by first giving to the Lessee, or the Lessee's assigns, or by leaving at said demised premises, addressed to the Lessee, at least six months before the date of such termination, a written notice of the Lessor's intention to remodel, remove or demolish the said building, or to sell, or make a ground lease of the land thereunder, the rate of rent herein stipulated being the consideration for this agreement.

                                    HOLDOVER

         15. The Lessee agrees at the termination of this lease, by lapse of time or otherwise, to forthwith leave, surrender and yield up the demised premises in good and substantial order and repair. It is understood and agreed that this lease shall not extend beyond the term herein granted, and a holding over or continuance in the occupancy of the demised premises shall not work an extension of the said lease, but in any and all such cases, the Lessee shall be a trespasser or a tenant at will at the option of the Lessor, subject to removal by the said Lessor by summary process and proceedings, it being provided further that an acceptance of rent by the Lessor during such holding over period shall operate to create a tenancy from month to month only, terminable upon thirty days' notice, and in that case all provisions of this lease not inconsistent with a tenancy from month to month shall remain in force.

                      ACCEPTANCE OF RENT AFTER PROCEEDINGS

         16. It is agreed that after the service of notice of the commencement of suit, or after final judgment for possession of the premises, the Lessor may receive and collect any rent due without prejudice to, nor waiver of or effect upon the said notice, suit or judgment.

                             CHARGES ADDED TO RENT

         17. In the event of the failure of the Lessee to perform any of the covenants, agreements or conditions herein contained, the Lessor shall have the right but shall not be obligated to pay any sum or money or incur any expense which should have been paid or incurred by the Lessee in the performance of any such covenant, agreement or condition. The Lessee covenants that in case the Lessor, by reason of the failure of the Lessee to perform any of the covenants, agreements, or conditions herein contained, shall be compelled to pay or shall pay any sum of money, or shall be compelled to do or shall do any act which requires the payment of money, then the sum or sums so paid or required to be paid, together with interest, costs and damages, shall be added to the Installment of rent, next becoming due and shall be collectible as additional rent in the same manner and with the same remedies as if it had been originally reserved, any sum so paid by Lessor to bear interest at the rate of 6% per annum from date of payment by Lessor to date of repayment by Lessee. Lessor will give notice to the Lessee if there is a failure on the Lessee's part to perform any of the covenants, agreements or conditions herein contained.

                                  WAIVER-NONE

         18. The failure of the Lessor to insist upon a strict performance of any of the covenants or conditions of this lease or to exercise any right or option herein conferred in any one or more instances, shall not be construed as a waiver or a relinquishment for the future of any such covenants, conditions, rights or options, but the same shall remain in full force and effect; and the doing by the Lessor of any act or thing which Lessor is not obligated to do hereunder shall not be deemed to impose any obligation upon the Lessor to do any such act or thing in the future or in any way change or alter any of the provisions of this lease.

         19. No surrender of the premises for the remainder of the term herein shall be binding upon the Lessor unless accepted by the Lessor in writing. Without limiting the scope or effect of the last preceding sentence, it is agreed that the receipt or acceptance of the keys of the premises by the Lessor shall not constitute an acceptance of a surrender of said premises.

             LESSOR'S RIGHT CUMULATIVE - NO CHANGE HEREOF EXCEPT IN
                                    WRITING

         20. All rights and remedies of the Lessor under or in connection with this lease shall be cumulative and none shall be exclusive of any other rights or remedies allowed by law. No agreements shall be held as changing or in any manner modifying, adding to or detracting from any of the terms or conditions of this lease, unless such agreement shall be in writing, executed by both parties hereto.

                                 EMINENT DOMAIN

         21. If the whole or any part of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this lease shall cease on the part so taken from the day the possession of that part shall be required for any purpose, and the rent shall be paid up to that day, and if such


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
portion of the demised premises is so taken as to destroy the usefulness of the premises for the purpose for which the premises were leased, then, from that day the Lessee shall have the right either to terminate this lease and declare the same null and void or to continue in the possession of the remainder of the same under the terms herein provided, except that the minimum rent shall be reduced in proportion to the amount of the premises taken. All damages awarded for such taking shall belong in and be the property of the Lessor, including such damages as shall be awarded as compensation for diminution in value to the leasehold, provided, however, that the Lessor shall not be entitled to any portion of the award made to the Lessee.

                             EXPLANATORY PROVISION

         22. The words "Lessor" and "Lessee" shall be taken to include and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns, and shall be taken in the plural sense, whenever the context requires, and all pronouns used herein and referring to said parties shall be construed accordingly, regardless of the number of gender thereof.

         Headings of the various paragraphs herein are inserted merely as a matter of convenience and for reference and shall not be considered as in any manner defining, limiting or describing the scope or intent of the particular paragraphs to which they refer or as affecting the meaning or construction of the language in the body of such paragraphs.

         23. If Lessor does not now have possession of the premises, it is hereby covenanted and agreed that if the demised premises above described shall not be available for occupancy at the date named in said lease as the time which the lease term is to commence, then said lease shall commence on the date which said premises shall be available for occupancy, and a pro rata abatement of the rental herein provided shall be made until said premises are available for occupancy but the expiration of said lease shall remain the same; and the Lessor shall not be liable for any loss or damage of any kind whatsoever that the Lessee may sustain or claim to have sustained by reason of such delay.

         Until this lease is executed on behalf of all parties hereto, it shall be construed as an offer of proposed Lessee to proposed Lessor. Time being of the essence, this lease must be completed on behalf of all parties on or before June 20, 1995 to be effective.

         24. Any notice which either party may desire or be required to give to the other party shall be in writing and shall be delivered by personal service or sent by registered or certified mail, return receipt requested, addressed to:

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
In case of Lessor:V & R Joint Venture.  In case of Lessee:  Cardmember
                                                            Publishing Corp.

Address: 11205 John Galt Blvd.  Address:  655 Washington Blvd., Suite 1000

Omaha, NE 68137                                   Stamford, Connecticut 06901

*Lessee, upon execution of this Lease, must put all Gas and Electric Utility Meters in their name. Under no circumstances whatsoever will Landlord continue to maintain utilities in his name.

         IN WITNESS WHEREOF, the parties hereto have executed this lease this 20 day of June, 1995.

WITNESS:                                             V & R JOINT VENTURE

  /s/Jackie Stover                       /s/Milo P. Vacanti
- -----------------------------------      ---------------------------------------
                                                                          Lessor

                                         Milo P. Vacanti, its Partner
- -----------------------------------      ---------------------------------------
                                                                          Lessor

                                         /s/Steven H. Levenherz
- -----------------------------------      ---------------------------------------
                                         Steven Levenherz, Chief Financial
                                         Officer                    Lessee

                           ASSIGNMENT AND ACCEPTANCE

         For value received, the Lessee hereby assigns all right, title and interest in and to the within lease, from and after ____________________________ _________________________________________, 19_____, unto _______________________
____________________________________________________ his or its heirs and assigns, and in consideration of the Lessor's consent to this assignment agrees to remain primarily liable to the Lessor, jointly and severally with the assignee, for the performance of all of the covenants on the part of the Lessee in said lease mentioned.

         Dated this ___________ day of ___________________, 19_____.

                                                  ______________________________
                                                  ______________________________


         In consideration of the above assignment, and the written consent of the Lessor hereto, the undersigned hereby assumes and agrees to make all payments from and after ________________________________, 19_____, and to perform all the covenants and conditions of the within lease to be made and performed by the Lessee, and to hold the assignor harmless from all liability thereunder.

         Dated this ___________________ day of ___________________, 19____.

                                                  ______________________________
                                                  ______________________________


                                 _____________

                             CONSENT TO ASSIGNMENT

         Lessor hereby consents to the assignment of the within lease to ________________________________________________________ on the express conditions, however that the assignor shall remain liable for the prompt payment of the rent and performance of the covenants on the part of the Lessee as herein mentioned and that no further assignment of said lease or subletting of the premises, or any part hereof, shall be made without the written consent of the Lessor first had thereto.

         Dated this ______________ day of _________________, 19____.

                                                  ______________________________
                                                  ______________________________

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
                               ADDENDUM TO LEASE

                              V & R JOINT VENTURE

                                      and

                       CARDMEMBER PUBLISHING CORPORATION

         25. Lessee must deposit the sum of $2,483.00 against damages upon Lessee's removal from the Lease space. The parties, Lessor and Lessee, agree that the first month's rental in the sum of $2,483.00 will be due upon execution of the Lease, but the Lease will begin on July 1, 1995. It is understood the Lessee has inspected the present betterments within the bays and is satisfied with their condition, service, and capacity and relies on no representation from the Lessor as to capacity or suitability of any of the electrical, mechanical, plumbing, heating or other service installed in and about the building. Lessee, in the installation of any improvements, shall strictly comply with all National Building Codes and all rules and regulations, ordinances and statutes of the United States, State of Nebraska and the City of Omaha, as well as Douglas County. Nothing herein contained shall require the Lessor to do any decorating, painting, finishing, floor covering or other improvements not specifically herein listed. (1) Lessor guarantees the proper working condition of the electrical, mechanical and HVAC system for the initial 30 days of the lease. (2) At the conclusion of the lease and the Lessee's vacation of the premises, and as long as the Lessee is in compliance with all the terms and conditions of the lease, the security deposit will be promptly returned to the Lessee.

         26. OPTIONS TO EXTEND INITIAL TERM: This Lease shall be granted options 2 ("Extended Terms") of 5 years each, from and after the expiration of the initial Lease term or the Extended Term, as the case may be, provided that six
(6) months prior to the expiration of the initial Lease term or the Extended Term of this Lease, as the case may be, Lessee notifies Lessor in writing of its election to extend the Lease. This Lease shall remain in effect during each Extended Term upon all of the terms and conditions of this Lease except that the base rental during each such Extended Term shall be determined as follows.

                  A. The product obtained by multiplying the sum of $2,483.00 by the Index Figures hereinafter defined.

                  B. The Index Figure shall be a fraction, the numerator of which shall be the average monthly index shown on the Consumer Price Index - U.S. - As Revised 1978 - All items (1982-84=100) published by the Bureau of Labor Statistics of the U.S. Department of Labor, Kansas City, MO (Price Index) for the last published month of the lease year of the term hereof and the denominator of which shall be the average monthly Price Index for the first month of the lease year of the term hereof.

                  C. If at any time the Price Index shall not be published and available for the purpose of making the aforesaid computation, and Lessor and Lessee shall agree upon a substitute index and the manner of its use within sixty (60) days after either party hereto shall have notified the other party hereto of the unavailability of the Price Index. In such event, the parties shall select a reasonably adequate substitute index and specify the manner of its use, or if no reasonably adequate substitute index exists, then the amount of Lessor's payment hereunder shall be determined in accordance with the intent of the parties which is that the rental for the renewal term is to be increased proportionately with the increase in the cost of living from the first month of the first year to the last month of the original term hereof.

                  D. In no event shall the rental decrease from the rental of the original term.

                  E. Notwithstanding the fluctuations of the cost of living, in no year shall the increase be less than 2% and in no year shall the increase be more than 6% including option terms.

         27. If the first extended option term is exercised, a second 5 year extended option term is granted, provided six months prior written notice is given to Lessor of the intention of Lessee to exercise its option. Should the second extended option term be exercised, the Lessor will adjust the base rental which shall be the amount of $2,483.00 as augmented and increased by the application of paragraphs 26A, B, C, D, and E, and the formula in 26A, B, C, D and E shall be again applied so as to reflect the increase in the cost of living by the consumer price index from the extended option period and each and every year of the second option period.

         28. In addition to the rental payable pursuant to paragraph 2 hereof, the Lessee shall pay to the Lessor, upon demand, a proportionate share of the cost of managing and maintaining all common areas and facilities, including, without limitation, all parking areas, roofs, access roads, sidewalks, sprinkler landscaped space and other space used in common or available for use in common by the Lessee or customers, employees, agents or other invitees. Managing, operating and maintaining such areas and facilities, shall include, without limitation, furnishing exterior and parking area lighting, cleaning, snow removal, management fee, line painting, care of grass, shrubs and plants, payment of water, sprinkler and sewerage charges and general maintenance of all areas and facilities provided by the Lessor for the common use of the occupants of the building. The term "proportionate share" as used in this paragraph or elsewhere in this lease shall mean such fractional part of the total costs to which said share applies as the total square feet area occupied by the Lessee bears to the total square feet of rental floor area in the building. For purposes of this paragraph, lessee shall pay 12.35% based on 3,072 +/- square feet of space occupied by Lessee as that bears to the total square footage of the building.

(a) Structural improvements to the roof and building will be considered "capital improvements" and will be the Lessor's expense unless caused by the negligence of the Lessee. (b) If requested by the Lessee, Lessor will repair in a prompt manner and with minimal interruption to the Lessee and its business, any of the respective systems listed in this paragraph. Lessee may also call upon any qualified contractor directly for any repairs within the premises. All costs of the repair are the responsibility of the Lessee.

         29. Lessee has inspected the premises and relies on its own judgment and that of its own attorneys, accountants and advisors as to the suitability and accommodations present. Lessor has made no warranty nor representation which is not herein set forth. This lease is not contingent upon any factor, statement, or representation not specifically enumerated. Lessor has made no representation as to present or proposed tenants or tenant "mix". Neither have any representations been made to Lessee concerning the profitability or probable success of Lessee's activity.

         30. At the termination of this Lease, Lessee shall remove such of Lessee's goods and effects as are not permanently affixed to the leased premises and remove such of the alterations and additions made by Lessee as Lessor may request; Lessee shall repair any damage caused by such removal; will peaceably yield up the leased premises and all alterations and additions thereto (except such as Lessor has requested Lessee to remove) and all fixtures, furnishings, floor coverings and equipment which are permanently affixed to the leased premises present at the termination of the Lease shall thereupon become the property of the Lessor maintained, in clean and in good order, repair and condition, damage by fire or unavoidable casualty excepted. All personal property of Lessee not removed within twenty (20) days following such termination shall become the property of the Lessor, at Lessor's option.

         31. Lessee shall not suffer any mechanic's liens to be filed against the leased premises by reason of any work, labor services or material performed at or furnished to the leased premises through or under the Lessee. If any such mechanic's lien shall at any time be filed against the leased premises, the Lessee forthwith shall cause the same to be discharged within thirty (30) days after being notified of the filing thereof, and before judgment or sale thereunder, then, in addition to any other right or remedy of the Lessor, the Lessor may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by the Lessor, and the amount so paid by the Lessor, and/or all costs and expenses, including reasonable attorney's fees, incurred by the Lessor in procuring the discharge of such lien, shall be deemed to be additional rent for the leased premises and shall be due and payable by the Lessee to the Lessor on the first day of the next following month with interest at the rate of sixteen percent (16%) per annum until repair. Nothing in this lease contained shall be construed as a consent on the part of the Lessor to subject the Lessor's estate in the leased premises to any lien or liability under the laws of the State of Nebraska.

         32. In the event of any failure of Lessee to pay any such rental due hereunder within ten (10) days after the same shall become due, (in addition to other rights previously provided) or any failure to perform any of the other terms, conditions or covenants of this lease to be performed and observed by the Lessee for more than fifteen (15) days (if Lessee is making diligent effort to cure default, the fifteen (15) day period may be extended) after written notice of such default shall have been mailed to the Lessee, or if Lessee shall abandon said premises, or suffer this lease to be taken under any writ of execution, then Lessor besides other rights which entry shall be justified by reasonable cause which cause shall be determined by the Landlord, or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee and Lessor shall make such repairs as may be necessary in order to re-let the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its own discretion may deem advisable; upon such re-letting, shall be applied, first, to the payment of any indebtedness other than rent due hereunder from the Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting, including brokerage fees, reasonable attorney fees and costs of such repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Lessor and applied in payment of future rent if the same may become due and payable hereunder. If such rentals received from such re-letting during any month be less than that to be paid during that month by the Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking of possession by the Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this lease for any such previous breach. Should Lessor at any time terminate this lease for any breach, in addition to and not in limitation of, any other remedies it may have, it may recover from the Lessee all damages Lessor may incur by reason of such breach, including the costs of recovering the leased premises, reasonable attorney fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term all of which amounts shall be immediately due and payable from Lessee to Lessor. The rights and remedies herein provided shall be cumulative and the exercise or act as a waiver of any other right or remedy of the Lessor hereunder, or which may exist at law, in equity, or by statute.

         33. During the term of this lease, the Lessee shall, at his own expense, provide and maintain in full force and effect an insurance policy or policies protecting Lessor and Lessee and their office and employees against any loss, liability or expense from personal injury, death, property damage, or otherwise arising or occurring upon or in connection with the premises or by reason of the Lessee's operations upon or occupancy of the premises whether the same occurs or the cause arises on or off the premises. The Lessor shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to the Lessor and shall be in an amount not less than $1,000,000.00 for injuries to any one person, not less than $1,000,000.00 for injuries to more than one person arising out of any one accident or occurrence, and not less than $500,000.00 for damage to property. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Lessee to the Lessor. Such certificates shall state the policies will not be canceled nor altered without at least ten
(10) days prior written notice to Lessor. During this term and any extension thereof, policies in force on the premises secured by Lessor shall be paid by Lessee proportionately and the "Proportionate Share" of such insurance premium increase shall be determined and paid as in paragraph 28 above.

         34. Lessee agrees to comply with all applicable air and water pollution control and prevention laws, regulations and state and federal air pollution and water pollution control agencies' recommendations in the maintenance and use of all facilities located on the leased premises. Lessor assumes no liability for environmental contamination from the activities of the Lessee. Lessee shall indemnify, defend, and hold Lessor harmless from and against any and all loss, claims, liability, damage or expense (including without limitation attorney's fees, investigation and court costs) which Lessor may incur, sustain or suffer or which may be asserted against Lessor by reason of any hazardous material contamination or threat of natural gas, electrical rays, steam or gas heat, atomic radiation of hazardous energy or material contamination. The representations and indemnification of this paragraph shall survive the expiration of this lease agreement.

         35. This is a net-net-net lease and the parties agree and understand that the Lessor will suffer to pay no expenses whatsoever for taxes, insurance, gas, electric, water, sewer fee, improvements, repairs, changes or alterations, special assessments, levies or other charges against the real estate whatsoever, but that each tenant and Lessee in particular, shall pay a proportionate share of the said real estate taxes, special assessments, charges, common area charges, insurance and all other expenses in the proportion as shown above in paragraph 28. Lessee shall pay proportionate share as shown in paragraph 28 above of the expenses within ten (10) days of billing. Expenses are due monthly and are recalculated at the end of the calendar year. Tenant shall pay by anticipation one-twelfth (1/12th) of the year's charges monthly. At the conclusion of the first year and each year thereafter during the term or any extension thereof, a recapitulation of actual charges shall be made, an accounting presented to Lessee and an adjustment made by billing if the monthly one-twelfth (1/12th) payments added to rent have been insufficient to defray the actual expenses. Management fees and common area fees are included in these charges. Overpayment shall be refunded to Lessee. At any time and up to one year after the end of the lease term, Lessee shall have the right to examine Lessors records to verify fair billing for the cost of operating the center.

         36. During the term of the lease, Tenant shall provide, with not less than ten (10) days prior written notice from the Landlord, corporate financial statements upon the request of the Lessor.

         37. ESTOPPEL CERTIFICATE, SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
AGREEMENT: (a) Estoppel Certificate. Within ten days after request therefore by Lessor, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder by Lessor, an estoppel certificate shall be required from Lessee; Lessee agrees to deliver in recordable form such a certificate to any proposed mortgage or purchaser, or to Lessor, certifying (if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Lessee and including such other representations as the purchaser or mortgagee may reasonably require. (b) Attornment. Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Lessor covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. (c) Subordination. Upon request of the Lessor, Lessee will subordinate its rights hereunder to the lien of any mortgage or mortgages or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the leased premises are a part or against any buildings hereafter placed upon the land of which the leased premises are a part, and to all advances made or hereafter to be made upon the security thereof.

         38. It is agreed that V & R Joint Venture has no agreement with Lessee for the payment of any real estate company or broker for the payment of any commission or fee whatsoever. Lessee shall not be responsible for any real estate commissions.

         39. Under no circumstances will Lessee protrude through the roof deck or outside the walls without the written consent of Lessor.

         40. TRANSFER OF LEASE: In the event the Lessee desires to sublet the lease, Lessee shall deliver a written request to Lessor together with a review fee of one-hundred dollars ($100.00) and complete information regarding such transfer or encumbrance of the lease. Lessee shall allow thirty (30) days after receipt of all necessary information by Lessor for the evaluation of such request. Approval may be subject to such modification of the lease terms or other conditions as may be deemed necessary by Lessor. If Lessee or any permitted subsequent Lessee of the property is an individual, partnership, a trust or a privately held corporation, a transfer of a general partner, beneficial interest or stock interest shall constitute a conveyance or transfer for purposes of this paragraph. In no event shall Lessee request a consent of Lessor during the first lease year.

         41. Tenant improvements for the lease space will be based upon the mutually agreed upon Floor Plan and Specifications attached to the Lease as Exhibit "A".


                                        LESSOR:  V & R JOINT VENTURE



                                        By:  /s/ Milo P. Vacanti
                                             ------------------------------
                                             Milo P. Vacanti, Its Partner


                                        LESSEE: CARDMEMBER PUBLISHING
                                                 CORPORATION



                                        By: /s/ Steven H. Levenherz
                                             ------------------------------
                                             Steven H. Levenherz,
                                             Chief Financial Officer

                         BUILDING RULES AND REGULATIONS


1. Nothing shall be affixed to the outside of the building by Lessee without the prior written consent of Lessor. Lessee shall not place any items on the window ledges or exterior of the building. Grand Opening sign will be allowed during first 90 days of the lease.

2. Unless expressly permitted by Lessor, no sign, advertisement, notice or other lettering shall be exhibited, inscribed painted or affixed on any part of the outside or inside of the building, except on the glass or panels of the doors of the Demised Premises, and then only of subject matter and in such color, sized style and material as shall conform to the specifications of Lessor. Lessor reserves the right to remove all other signs or lettering, without notice to Lessee, at the expense of Lessee. Any newspaper, magazine or other advertising done which in the opinion of Lessor is objectionable, shall be immediately discontinued upon notice from Lessor.

3. Unless expressly permitted by Lessor, no animal shall be brought or permitted to be in the building or any part thereof outside of aid in physical limitations.

4. Unless expressly permitted by Lessor, all doors leading from the leased premises to areas outside the leased premises are to be kept closed at all times except when in actual use for entrance to or exit from said premises. Lessee shall be responsible for the locking of said doors and lessee shall be responsible for any damage or loss resulting from violation of this rule. No additional locks or devices shall be attached to any door without Lessor's consent. A screen door may be placed on the back door at Lessee's cost.

5. Moving or delivery of furniture, supplies, trade fixtures and equipment, and freight by or for Lessee shall be done at such items and in such manner as may be required by Lessor. Lessor reserves the right, but shall not be obligated to inspect all articles being moved in or out of the building; and Lessor shall not be liable to Lessee or to any other person for loss of or damage to any furniture, trade fixtures and equipment or other personal property from any cause, unless provided otherwise in the lease between the parties.

6. Lessee shall not make or permit any noise or odor except food odor that is objectionable to Lessor or to other occupants for the building to emanate from said premises and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvas any occupant of the building, and shall not do any act tending to injure the reputation of the building.

7. Lessor reserves the right, but shall not be held obligated, to exclude or eject from the building, any or all solicitors, canvassers or peddlers, and any persons conducting themselves in such manner as, in the sole judgment of Lessor, constitutes an annoyance to any of the tenants of the building or an interference with operation of the building, or who are otherwise undesirable.

8. No hand trucks shall be brought into or used in or about the building except those equipped with rubber tires and side guards, and only with the prior written consent of the Lessor.

9. Lessee shall not request building employees to perform any work or do anything outside of the regular duties, unless consent is obtained from the Lessor of the building.

10. The sidewalks, entrances, passages, elevator, stairway and corridors shall not be obstructed or encumbered by any Lessee.

11. The sashes, sash doors, windows and doors that reflect or admit light and air into the halls, passages or other public places in the building shall not be covered or obstructed by any Lessee nor shall any bottles, parcels or other articles be placed on the window-sills or other public places in the building.

12. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the building nor placed in the halls, corridors or vestibules of the building without prior written consent of the Lessor.

13. No curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the building without the prior written consent of the Lessor.

14. The water and water closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse by Lessee of the fixtures shall be borne by the Lessee.

15. No Lessee shall mark, paint, drill into or in any way deface any part of the building. No boring, cutting, stringing or attaching of wires shall be permitted except with the prior written consent of the Lessor and as the Lessor may direct.

16. No article extra hazardous on account of fire and no explosive shall be brought into said premises or into the building. The storage and use of all flammable and volatile materials or substances shall be in conformity with applicable laws, rules and regulations of all duly constituted public authorities.

17. Lessor reserves the right to charge Lessee any additional expense, over and above what the normal expense would have been, (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating or other work in said premises or the building are, at Lessee's request, not made during ordinary business hours.

18. No additional locks or bolts of any kind shall be placed upon any of the doors by any Lessee nor shall any changes be made in the existing locks or the mechanism thereof. Each Lessee must, upon the termination of Lessee's tenancy, leave the doors and windows in the demised premises in like condition to that at the outset of said lease and must restore to the Lessor all keys to rooms, closets and toilets.

19. The Lessee shall not put up nor operate any engine, boiler, dynamo or machinery of any kind, nor carry on any mechanical business in said premises nor place any explosive therein, nor use any kerosene or oils or burning fluids in said premises without first obtaining the written consent of the Lessor.

20. If the Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions no boring or cutting for wires will be permitted.

21. The leased premises shall not be used for the purpose of lodging or sleeping rooms, nor for any immoral or illegal purpose, nor in any way to damage the reputation of the building; and the Lessee shall not disturb nor permit the disturbance of other tenants by the use of musical instruments or any unseemly noises nor by any interference whatever; and in the use of said premises, the Lessee agrees that nothing shall be done or permitted therein, contrary to, or in violation of, any law or laws of the United States of America, the State of Nebraska, or any ordinance or ordinances of the City of Omaha, or any requirements of the police and health departments of the City of Omaha; and that nothing shall be placed or permitted upon the outside window sills or thrown from the windows of the building.

22. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

23. No loud speakers, televisions, phonographs, radios or other devises shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of Lessor.

24. Normal office building hours are designated as being from 7:30 a.m. until 5:30 p.m., Monday through Friday, and 8:00 a.m. until 12:00 noon, Saturdays, national holidays excluded.

25. If the leased premises are to be equipped with a computer, or other type of office equipment, beyond the normal meaning of the phrase, Lessee shall not install it without Lessor's consent and then only when said equipment has been provided with its own dedicated utility connection and meter; the installation and payment of which shall be at Lessee's sole cost and expense.

26. The rules and regulations which form a part of this lease may be amended at any time upon written notice from the Lessor and shall apply with equal effect to not only the Lessee, but also to the employees, agents visitors, and licenses of the Lessee, as well as those having business with the Lessee, unless provided otherwise in the lease between the parties.

27. On a Site Plan attached to the Lease, Landlord will show the parking areas designated for the Tenant's employees, Landlord will work with the Tenant so that parking problems may be avoided between the building's Tenants. Landlord will stripe parking lot behind building. Tenant's parking ratio is approximately 7:1,000 square feet - see Exhibit "B".

28. All Sub-Contractors of Lessee must park in the rear of the building and all material must enter from the rear of the building. Under no circumstances will Lessor tolerate construction workers parking in front of the building.

                                 SIGN CRITERIA

These criteria have been established for the purpose of assuring an outstanding shopping center, and for the mutual benefit of all Tenants.

A.       GENERAL REQUIREMENTS:

         1. Each Tenant shall submit or cause to be submitted to the Project Architect for approval before fabrication at least four (4) copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics. The drawings shall be prepared by one of the sign companies and approved by Landlord.

         2. All permits for signs and their installation shall be obtained by the Tenant or his representative.

         3. Tenant shall be responsible for the fulfillment of all requirements and specifications.

         4. All signs shall be constructed and installed, including electrical hook-up, at Tenant's expense. Tenant shall cause his sign to be installed no later than forty-five (45) days after Tenant opens for business.

         5. All signs shall be reviewed for conformance with this criteria and overall design quality. Approval or disapproval of sign submittal based on esthetics of design shall remain the sole right of the Landlord and Project Architect.

         6. No temporary or construction signs will be permitted without Landlord's approval.

         7. All signs shall be installed by a licensed sign contractor selected from a list of approved sign contractors provided by Landlord.

B.       GENERAL SPECIFICATIONS:

         1. All signs are individual letter type in white lettering.

         2. No exposed lamps, tubing, or raceways will be permitted.

         3. No audible, flashing, animated, oscillating or moving signs will be permitted.

         4. Electrical service to all signs shall be on Tenant's meter at Tenant's expense. Tenant will be responsible to run all wires and conduit from Tenant's meter to the Landlord's stubbed conduit near the store front line, above the ceiling.

         5. No projections above or below the sign limits will be permitted. Signs must be within dimensional limits as indicated.

         6. No script or logo will be permitted unless it is part of an established trademark of the Tenant.

         7. All signs and their installation shall comply with all local building and electrical codes.

         8. No exposed raceways, crossovers or conduit will be permitted.

         9. All conductors, transformers and other equipment shall be concealed.

         10. Tenant shall be responsible for the installation and maintenance of all signs.

         11. All signs are to be installed under the direction of the Project Architect or landlord's superintendent or representative.

         12. Wording of signs shall not include the product sold except as part of Tenant's established trade name or insignia.

         13. Landlord's Architect will designate exact location of sign in relation to Tenant's store front width and height prior to any installation. Where the Tenant is using the Landlord's installed sheet metal can (raceway) the Tenant's Sign contractor shall install a sheet metal (22 gauge) closure panel at each end of the allowed sign width to prevent light leakage to an adjacent tenant.

         14. The maximum height of any sign letter shall not exceed 24". The depth from the back of the sign fiasco of the individual surface mounted letters shall be 5", unless the Project Architect specifies different Measurements. No letter shall be less than 10" in height.

         15. All signs shall be limited to individual letter, routed out of Color Clad metal fiasco panel or 3/8" Plexiglas (Tenant has option to install individual 3 dimensional plastic letters mounted on routed Color Clad panel or individual lettering where color Clad or 3/8" Plexiglas routing occurs.)

         16. Landlord has provided Tenant with a continuous sheet metal can, the Tenant, (at Tenant's cost) shall install his lamps, ballast and wiring, within this can.

         17. Tenant's Sign Contractor's shall repair any damage caused by said contractor's work, or by its agents or employees.

         18. Tenant shall be liable for the operation of Tenant's Sign
Contractor.

         19. No signs perpendicular to the face of the building or store front will be permitted. No under canopy signs will be permitted.

         20. Sign location shall be established by the Landlord or the Landlord's Architect.

         21. Within ten (10) calendar days of the termination of Tenant's lease for any reason, Tenant shall have his sign removed by a sign company (approved by Landlord). Sign fascia shall be replaced with a new matching panel.

C.       CONSTRUCTION REQUIREMENTS:

         1. Letter fastening and clips are to be concealed and be of galvanized, stainless or aluminum metals.

         2. No labels will be permitted on the exposed surface of signs, except those required by local ordinance which shall be placed in an inconspicuous location.

         3. Tenant's shall have identification signs designed in a manner compatible with and complimentary to adjacent and facing store fronts and the overall design concept of the Center.

         4. Design, layout and materials for Tenant signs shall conform in all respects with the sign design drawings provided to Tenant. The maximum height and dimensions for letter in the body of the signs shall be pursuant to approved plans and specifications.

         5. All penetrations of the building structure required for sign installation shall be sealed in a watertight condition and shall be patched to match adjacent finish.

         6. All store front signs including plexiglass signs shall be fabricated of material with a matte finish.

         7. Tenant's Sign Contractor will be responsible to re-install the sign fascia panel in the same workmanship manner as it was before including caulking, reinforcing braces, sheet metal trim, etc.

D.       MISCELLANEOUS REQUIREMENTS:

         1. Each Tenant shall be permitted to place upon each entrance of its Premises not more than 144 square inches of white vinyl pressure sensitive letters not to exceed two inches (2") of individual letters in height, indicating hours of business, emergency numbers, etc.

         2. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material, shall be affixed or maintained upon the glass panes and supports of the show windows and doors, or upon the exterior walls of buildings, or within 24" of the show windows.

         3. Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door in location, as directed by the Project Architect, in 2" high block letter, the Tenant's name and address. Where more than one Tenant uses the same door, each name and address shall be applied. Color of letters will be as selected by the Project Architect.

         4. Tenant may install on the store front, if required by the U.S. Post Office, the number only for the street address in exact location stipulated by the Project Architect. Size, type and color of numbers shall be as stipulated by the Project Architect.

         5. Tenant's should note that approval action by the Project Architect and Landlord will generally take one week. No installation will be permitted without proper approvals.

                                LEASE EXTENSION

                                  May 23, 1995

In consideration of the LEASE dated November 20, 1991, and as amended by EXTENSION OF LEASE SPACE agreement dated 9/28/92 and LEASE EXTENSION agreement dated 8/9/93 by V.R.B. COMPANY, Lessor and CARDMEMBER PUBLISHING CORPORATION, Lessee, for the premises 11151, 11155, 11157, 11159, 11161, 11163, 11165, 11167
Mill Valley Road, Omaha, Nebraska.

For valuable consideration rendered, the parties hereby agree as follows:

Under the same terms and condition as the original lease and subsequent amendments, the lease shall be extended through June 30, 2000.

EXCEPTION TO ORIGINAL LEASE:

V.R.B. Company will finish the Tenant Improvements in the designated space per the attached plan defined as Exhibit A. Final execution of the Lease Extension will be based upon the mutual agreement by both parties of the attached final plans and specifications.

The Construction Schedule Agreement is incorporated by reference in and to the terms of this Lease Extension Addendum.

IN TESTIMONY WHEREOF, the said parties have signed, sealed and executed this instrument.

ACCEPTANCE

ATTEST                                      V.R.B. COMPANY


/s/ Jackie Stover                   By:  /s/ Milo P. Vacanti
- --------------------                     ----------------------------------
                                         Milo P. Vacanti, its Partner
      6/20/95
- --------------------
Date

                                    CARDMEMBER PUBLISHING CORPORATION

                                    By:  /s/ Steven H. Levenherz
                                         ----------------------------------
                                         Steven H. Levenherz,
                                         Chief Financial Officer

FLOOR PLAN


        [Graphic]






                                                SITE PLAN





                                   [Graphic]









                                            EXHIBIT "B"
                                            Part of 11133 Mill Valley Road and
                                            all of 11135 Mill Valley Road
                                            3,072 Square Feet +/-

                            BUSINESS PROPERTY LEASE

                          APPROVED BY BUILDING OWNERS
                    AND MANAGERS ASSOCIATION OF OMAHA, INC.

         THIS LEASE, Made and executed in triplicate by and between the LESSOR K.V. JOINT VENTURE, 11205 John Galt Boulevard, Omaha, Nebraska 68137 and the LESSEE CARDMEMBER PUBLISHING CORPORATION, 655 Washington Boulevard, Suite 806, Stanford, Connecticut 06901

         WITNESSETH: THAT THE LESSOR DOES HEREBY DEMISE AND LEASE UNTO THE LESSEE, THE FOLLOWING DESCRIBED PROPERTY, SITUATED IN OMAHA, DOUGLAS COUNTY, NEBRASKA, TO-WIT:

                            DESCRIPTION OF PROPERTY

Buildings #23 and #24 - Building #23 - 11031-11035-11039 "I" Street, Bays 8, 9
and 10 Building #24 - 11043-11045 "I" Street, Bays 1 and 2, Omaha, Nebraska 68137 consisting of 11,641 Square Feet, more or less and as shown on Exhibit "B" attached hereto.

                                TERM AND PURPOSE

         1. The Lessee agrees to use and occupy the premises for general office purposes and no other purpose, for a term of five (5) years and two (2) months said lease term beginning on January 1, 1994 and ending on February 28, 1999 unless sooner terminated as hereinafter provided.

                                     RENTAL

         2. In consideration of the foregoing demise, the Lessee hereby covenants to perform the agreements hereby imposed, and to pay the Lessor as rental for said premises the sum of ____________ ($_____), payable as follows:

For the period from January 1, 1994 to December 31, 1996, $4,000.00 per month For the period from January 1, 1997 to February 28, 1999, $4,000.00 per month said rental to be payable monthly in advance, on the first day of each successive month, at the office of K.V. Joint Venture, 11205 John Galt Boulevard, Omaha, Nebraska 68137, or at such other place as the Lessor shall direct.

          RENTAL ADJUSTMENT - OPTION PERIOD ONLY (3-1-00 - 2-28-2009)

         2. (a) It is understood and agreed that the amount of rent stated above in paragraph 2 of this lease shall be the base rental and shall be adjusted on the first day of the first year of the option and each yearly anniversary thereafter in order to reflect the change in purchasing power of the dollar. Such adjustments shall be made upon the following basis of computation: The most recent U.S. Department of Labor Consumer Price Index: U.S. City Average, ALL URBAN CONSUMERS (CPI-U), 1982-84 = 100, All items, report for the month of 1-1-94, showing the Index as when reported, shall be considered as the base and the price index in effect for the corresponding month in each successive year shall be compared with this base index figure. The annual rental shall be either increased or decreased by the percentage of increase or decrease in the price index. Such computation shall be made in the same manner on each yearly anniversary of this lease to determine any adjustments in the rent for the subsequent year. However, at no time will the rental be less than the base rental stated above in this lease. The annual increase, if any, shall not be compounded.

                                    SERVICE

         3. It is understood that for the rent mentioned, the Lessor shall furnish service as follows: Services per Paragraph 28. In the event that services are interrupted, Landlord will made a diligent effort to ensure that the services are restored. *SEE BELOW

*However, should needful repairs, renewals or improvements or any other cause within the control of Lessor, disrupt telephonic communications for a period in excess of 72 consecutive hours, rent shall be abated from the first day of the [TEXT UNREADABLE]

In the manner customary in the building, it is hereby agreed that the Lessor shall have the right to discontinue any service above mentioned or any part thereof whenever and during any period for which bills for rent or other service are not promptly paid by the Lessee. It is also agreed that the Lessor shall not be liable for damages nor shall the rental hereinbefore stipulated be abated for failure to furnish or delay in furnishing, any service above mentioned or any part thereof as aforesaid when such failure to furnish, or delay in furnishing, is occasioned by needful repairs, renewals or improvements, or in whole or in part by any strike or labor controversy, or by any accident or casualty whatsoever, or by an act or default of the Lessee or other parties, or by any unauthorized act or default of any employee of the Lessor, nor for any other cause or causes beyond the reasonable control of the Lessor.

              WATER, GAS, ELECTRIC, SEWER USE FEES, ETC., CHARGES

         4. The Lessee further agrees to pay from time to time as same may become due, all water, gas, electricity or other charges levied or assessed against, incurred at or chargeable to or in connection with the leased premises during the term of this lease and to save the premises and Lessor harmless therefrom.

                  Lessee further agrees to pay any and all sewer use fees which may be assessed against the demised premises whether based on a minimum fee, a percentage charge, or whatever basis said fee shall be levied. In addition to the usual monthly charge for water, the Lessee further agrees to pay any and all additional charges which the Metropolitan Utilities District may make against the demised premises for the use by the Lessee of water for air conditioning purposes. *Gas and Electric utilities are separately metered and are placed in the tenant's name.

                             CONDITION OF PREMISES

         5. Lessee has examined said premises prior to his acceptance and the execution hereof and is satisfied with the physical condition thereof, including all equipment and appurtenances, and his taking possession thereof shall be conclusive evidence of his receipt thereof in satisfactory order and repair, except as otherwise specified herein, and Lessee agrees and admits that no representation as in the condition or repair hereof has been made by the Lessor or his agent which is not herein expressed or indorsed hereon; and likewise agrees and admits that no agreement or promise to decorate, alter, repair, or improve said premises including all equipment and appurtenances, either before or after the execution hereof, not contained herein, has been made by Lessor or his agent.

                                    REPAIRS

         6. In consideration of the foregoing demise and the rate of rental herein stipulated, the Lessee agrees during the term of this lease, at his own expense, to keep in good and substantial order and repair and to make all necessary repairs, renewals, replacements and decorations upon or in connection with said premises, including all windows and doors and glass, wherever located, and all plumbing, heating equipment, boilers, elevators, pipes, wiring, and gas, steam and electrical fixtures, connections and fittings and all other equipment, fixtures and appurtenances, and excepting only the exterior of the premises (exterior of the premises shall not include windows, doors or any glass). However, it is not the intention of the parties hereto that the foregoing repairs, renewals, replacements, and/or decorations shall be made by the Lessee when such repairs, renewals, replacements and/or decorations are occasioned by fire, windstorm or other unavoidable casualty, except that the Lessee shall make all glass replacements made necessary from any cause other than fire, windstorm and structural deficiency of the building. Lessee agrees to have preventative maintenance contracts for the HVAC systems. Lessor warrants the operation of the "compressors" and "blower" motors for the first year of the Lease if not otherwise covered by the warranty on the new units installed.

                 ASSIGNING, SUBLETTING, INSURANCE, ALTERATIONS,
                           AIR CONDITIONING, COOLING

         7. It is provided that the Lessee shall not assign this lease nor let or sublet said premises or any part thereof nor use the same nor permit the same to be used for any purpose other than as above described, nor keep or store in or about the premises anything which will increase the rate of insurance on the building, nor permit any change in occupancy or transfer of this lease by operation of law, or otherwise, nor make any alterations or additions or improvements, including air conditioning and cooling systems in said premises, nor place, affix or display in any manner in, upon or in connection with said premises, any "for rent," display or advertising sign or device without the written consent of the Lessor first obtained and Lessee will not invalidate any policies of insurance now or hereafter made on said building, and Lessee will pay all extra insurance premiums on said building, if any, required on account of extra risk caused by the Lessee's use of the demised premises, and it is further provided that all additions, fixtures or improvements which may be made by the Lessee to said premises, except movable office furniture and trade fixtures, shall be made only after the Lessor has given written consent and shall become the property of the Lessor, and shall remain and be surrendered in good condition with the premises as part thereof at the termination of this lease, by lapse of time or otherwise.

         It is understood and agreed, however, that Lessee shall maintain an insurable interest in said additions, fixtures and improvements during the term of this lease and that in the event of any casualty loss to said additions, fixtures and improvements the Lessee shall be entitled to the proceeds from any insurance the Lessee may have carried on the same.

         Lessee agrees, upon the termination hereof, to remove all Lessee's property except such as according to the conditions of this lease is to remain as part of the premises.

              COMPLIANCE WITH LAWS - KEEP PREMISES SAFE AND CLEAN

         8. The Lessee shall keep said premises and operate his business therein in a manner which shall be in compliance with all laws, rules and regulations, orders and ordinances of the city, county, state and federal government and any department of either, and will not suffer or permit the premises to be used for any unlawful purpose, and he will protect the Lessor and save him and the said premises harmless from any and all fines and penalties that may result from or be due to any infractions of, or noncompliance with, the said laws, rules, regulations, orders and ordinances. Lessee agrees to keep the said premises and all sidewalks and approaches thereto in a safe condition and free and clear of ice and snow and all other matter which may be dangerous to the public and free of all obstructions. *Lessor is responsible for ice and snow maintenance on the sidewalk.

         Lessee will hold Lessor exempt and harmless for and on account of any damages or injury to any person, or to the goods, wares and merchandise of any person, arising from the use of the premises by Lessee, or arising from the failure of Lessee to keep the premises in good condition as herein provided. *Except to the extent caused by Landlord's negligence.

                        DAMAGE BY FIRE OR OTHER CASUALTY
                             TERMINATION PRIVILEGES

         9. It is provided that in the case of the said premises, or any part thereof, shall at any time be destroyed or damaged by fire or other unavoidable casualty, so that the same shall be unfit for occupation or use, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of occupation of the premises, shall be suspended, cease to be payable and so continue until said premises shall be rebuilt or made fit for occupation and use, or if such damage to the said demised premises or to the building in which the demised premises are situated, is to the extent of 50% or more, then this lease may be terminated at the election of the Lessor, notice of which election, if exercised, shall be given in writing within 25 days from date of casualty, provided also that in case the building containing said premises is totally destroyed or work to put the premises in tenantable condition is not commenced within one month from the date of said damage and continued thereafter, with reasonable diligence, then this lease may be terminated at the election of the Lessee, notice of which election, if exercised, must be given in writing within 25 days from date of casualty. Each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitations that this waiver shall apply only when permitted by the applicable policy of insurance.

                      PERSONAL PROPERTY AT RISK OF LESSEE

         10. All personal property in the leased premises shall be at the risk of the Lessee only and the Lessor shall not be or become liable for any damage to said personal property, to said premises or to said Lessee or to any other persons or property caused by water leakage, steam, sewerage, gas or odors or for any damage whatsoever done or occasioned by or from any boiler, plumbing, gas, water, steam or other pipes or any fixtures, equipment or appurtenances whatsoever, or for any damage occasioned by water, snow or ice, being upon or coming through the roof, sky-light, trap door, or otherwise, or for any damage arising from any act or neglect of other tenants, occupants, or employees of the building in which the leased premises are situated or arising by reason of the use of, or any defect in, the said building or any of the fixtures, equipment or appurtenances therein, or by the act or neglect of any other person or caused in any other manner whatsoever. *If required by the Lessee, Lessor in an expedient manner will repair any condition or defect that is causing or may result in damage to Lessee's personal property. Lessee may also call upon any qualified contractor directly for any repairs in the premises. All costs of the repairs are to be the responsibility of the Lessee.

            RIGHT OF LESSOR TO ENTER FOR REPAIRS, ALTERATIONS, ETC.

         11. The Lessor, his agents or representatives, shall have the right to enter said premises at all reasonable times, to examine or exhibit the same, or to make such repairs, additions or alterations as Lessor may see fit to make for the safety, improvements or preservation thereof, or of the building of which the leased premises are a part or for any other reasonable purpose and Lessor shall make a diligent effort to keep disruption to Lessee's continued use and enjoyment of the premises to a minimum. The Lessor may display "for rent" signs on or about the said premises and in the windows thereof for sixty days prior to the termination of this lease.

                           DEFAULT, BANKRUPTCY, ETC.

         12. Should default be made by the Lessee in the payment of the rental or any other sum required to be paid by Lessee hereunder, or any part thereof, when and as herein provided, or should Lessee default in the performance, fulfillment or observance of any of the Lessee's other covenants, conditions or agreements herein contained; or should any decree or order for relief be entered by a court having jurisdiction adjudging the Lessee a bankrupt or insolvent, or approving a petition seeking the reorganization, arrangement, adjustment or composition in respect of Lessee, whether voluntarily or involuntarily, under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or appointing a received, liquidator, assignee, custodian, trustee or similar official of the Lessee, or any substantial part of Lessee's property, or ordering the winding up or liquidation of Lessee's affairs; or should the demised premises become vacant or abandoned; or should this Lease be transferred, voluntarily or involuntarily, to any person other than the Lessee; or should the leasehold interest created by this Lease be levied or under execution, then, and in every such case, the Lessor may, at the Lessor's option, without demand of any kind or notice to Lessee, or any other person, at once declare this lease terminated and Lessor may reenter the premises without formal notice or demand and hold and enjoy the same thenceforth, as if this Lease had not been made, without prejudice, however, in any right of action or remedy of the Lessor because of any breach by the Lessee of any covenant, condition, provision or agreement herein contained. In case Lessor does not elect to take advantage of the right to terminate this Lease conferred by the foregoing provisions of this paragraph, the Lessor shall nevertheless have, and Lessor is hereby expressly given, the right to reenter the said premises, with or without legal process, should any of the events hereinbefore specified take place or occur, and to remove the Lessee's signs, and all property and effects of the Lessee or other occupants of said premises, and if the Lessor so desires, to relet the said premises, or any part thereof, upon such terms, and to such person or persons and for such period or periods as may seem fit to the Lessor, and in case of such reletting, the Lessee shall be liable to the Lessor for the difference between the rents and payments herein reserved and agreed upon for the residue of the entire stipulated term of this Lease and the net rent for such residue of the term realized by such reletting, such net rent to be determined by deducting from the entire rent received by Lessor from such reletting the expenses or recovering possession, reletting, altering and repairing said premises and collecting rent therefrom; and the Lessee hereby agrees to pay such deficiency each month as the same may accrue, the Lessee to pay to the Lessor within five (5) days after the expiration of each month during such residue of the term, the difference between the rent and payments for said month as fixed by this Lease and the net amount realized by the Lessor from the premises during said month.

                         VACATION OF PREMISES BY LESSEE
                     SECURITY INTEREST IN PERSONAL PROPERTY

         13. If Lessee shall not promptly remove all his property from the premises whenever the Lessor shall become entitled possession thereof as herein agreed, the Lessor may, without notice, remove the same, or any of the same, but with the exercise of reasonable [TEXT UNREADABLE] in any manner that Lessor may choose, and Lessee will pay Lessor, upon demand, any and all expenses incurred in such removal, together with storage on said effects for any length of time during which the same shall be in Lessor's possession or control; or if Lessee shall at any time vacate or abandon said premises, and leave any personal property or fixtures in or about the premises for a period of five (5) days after such vacation or abandonment or after the termination of this Lease for any reason whatsoever, then the Lessor shall have the right to sell all or any part of such property at public or private sale without giving any notice to the Lessee, or any notice of sale, all notices required by statute or otherwise being hereby expressly waived, and to apply the proceeds of such sale first, to the payment of all costs and expenses of conducting the sale and caring for and storing the property; and, second, the balance, if any, to any indebtedness due from Lessee to Lessor; and third, to deliver any remaining sum, on demand in writing, to the Lessee. Lessee hereby grants Lessor a security interest in all items of personal property and fixtures of Lessee now or at any time hereafter affixed to, attached to, placed in or upon the demised premises as security for the payment of all rent and other sums due or to become due hereunder and the performance by Lessee of all of the terms, conditions and provisions of this Lease to be performed by Lessee. This Lease is intended to be a financing statement within the purview of Section 9-402 of the Uniform Commercial Code. The address of the Lessor (Secured Party) and the Lessee (Debtor) are hereinafter set forth. This Lease may be filed for record in the Offices of the Register of Deeds and County Clerk of the County where the premises are located and the Office of the Secretary of State of Nebraska. Unless otherwise indicated in this Lease, the Lessor is the record owner of the premises.

                        CONTINUED OCCUPANCY OF PREMISES

         14. Provided also, and this lease is upon these express conditions, that the Lessor and the Lessor's successor or assigns shall have the right to terminate this lease absolutely at the end of the calendar month by first giving to the Lessee, or the Lessee's assigns, or by leaving at said demised premises, addressed to the Lessee, at least 9 months before the date of such termination, a written notice of the Lessor's intention to remodel, remove or demolish the said building or to sell, or make a ground lease of the land thereunder, the rate of rent herein stipulated being the consideration for this agreement.

                                    HOLDOVER

         15. The Lessee agrees at the termination of this lease, by lapse of time or otherwise, to forthwith leave, surrender and yield up the demised premises in good and substantial order and repair. It is understood and agreed that this lease shall not extend beyond the term herein granted, and a holding over or continuance in the occupancy of the demised premises shall not work an extension of the said lease, but in any and all such cases, the Lessee shall be a trespasser or a tenant at will at the option of the Lessor, subject to removal by the said Lessor by summary process and proceedings, it being provided further that an acceptance of rent by the Lessor during such holding over period shall operate to create a tenancy from month to month only, terminable upon thirty days' notice, and in that case all provisions of this lease not inconsistent with a tenancy from month to month shall remain in force.

                      ACCEPTANCE OF RENT AFTER PROCEEDINGS

         16. It is agreed that after the service of notice of the commencement of suit, or after final judgment (or possession of the premises, the Lessor may receive and collect any rent due without prejudice to, nor waiver of or effect upon the said notice, suit or judgment.

                             CHARGES ADDED TO RENT

         17. In the event of the failure of the Lessee to perform any of the covenants, agreements or conditions herein contained, the Lessor shall have the right but shall not be obligated to pay any sum of money or incur any expense which should have been paid or incurred by the Lessee in the performance of any such covenant, agreement or condition. The Lessee covenants that in case the Lessor, by reason of the failure of the Lessee to perform any of the covenants, agreements, or conditions herein contained, shall be compelled to pay or shall pay any sum of money, or shall be compelled to do or shall do any act which requires the payment of money, then the sum or sums so paid or required to be paid together with interest, costs and damages, shall be added to the installment of rent, next becoming due and shall be collectible as additional rent in the same manner and with the same remedies as if it had been originally reserved, any sum so paid by Lessor to bear interest at the rate of 6% per annum from date of payment by Lessor to date of repayment by Lessee. *Lessor will give notice to the Lessee if there is failure on the Lessee's part to perform any of the covenants, agreements or conditions herein contained.

                                 WAIVER - NONE

         18. The failure of the Lessor to insist upon a strict performance of any of the covenants or conditions of this lease or to exercise any right or option herein conferred in any one or more instances, shall not be construed as a waiver or a relinquishment for the future of any such covenants, conditions, rights or options, but the same shall remain in full force and effect; and the doing by the Lessor of any act or thing which Lessor is not obligated to do hereunder shall not be deemed to impose any obligation upon the Lessor to do any such act or thing in the future or in any way change or alter any of the provisions of this lease.

         19. No surrender of the premises for the remainder of the term herein shall be binding upon the Lessor unless accepted by the Lessor in writing. Without limiting the scope or effect of the last preceding sentence, it is agreed that the receipt or acceptance of the keys of the premises by the Lessor shall not constitute an acceptance of a surrender of said premises.

                  LESSOR'S RIGHT CUMULATIVE - NO CHANGE HEREOF
                               EXCEPT IN WRITING

         20. All rights and remedies of the Lessor under or in connection with this lease shall be cumulative and none shall be exclusive of any other rights or remedies allowed by law. No agreements shall be held as changing or in any manner modifying, adding to or detracting from any of the terms or conditions of this lease, unless such agreement shall be in writing, executed by both parties hereto.

                                 EMINENT DOMAIN

         21. If the whole or any part of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of this lease shall cease on the part so taken from the day the possession or that part shall be required for any purpose, and the rent shall be paid up to that day, and if such portion of the demised premises is so taken as to destroy the usefulness of the premises for the purpose for which the premises were leased, then, from that day the Lessee shall have the right either to terminate this lease and declare the same null and void or to continue in the possession of the remainder of the same under the terms herein provided, except that the minimum rent shall be reduced in proportion to the amount of the premises taken. All damages awarded for such taking shall belong to and be the property of the Lessor, including such damages as shall be awarded as compensation for diminution in value to the leasehold, provided, however, that the Lessor shall not be entitled to any portion of the award made to the Lessee.

                             EXPLANATORY PROVISION

         22. The words "Lessor" and "Lessee" shall be taken to include and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns, and shall be taken in the plural sense, whenever the context requires, and all pronouns used herein and referring to said parties shall be construed accordingly, regardless of the number or gender thereof.

         Headings of the various paragraphs herein are inserted merely as a matter of convenience and for reference and shall not be considered as in any manner defining,, limiting or describing the scope or intent of the particular paragraphs to which they refer or as affecting the meaning or construction of the language in the body of such paragraphs.

         23. If Lessor does not now have possession of the premises, it is hereby covenanted and agreed that if the demised premises above described shall not be available for occupancy at the date named in said lease at the time when the lease term is to commence, then said lease shall commence on the date when said premises shall be available for occupancy, and a pro rata abatement of the rental herein provided shall be made until said premises are available for occupancy but the expiration of said lease shall remain the same; and the Lessor shall not be liable for any loss or damage of any kind whatsoever that the Lessee may sustain or claim to have sustained by reason of such delay.

         Until this lease is executed on behalf of all parties hereto, it shall be construed as an offer of proposed Lessee to proposed Lessor. Time being of the essence, this lease must be completed on behalf of all parties on or before August 9, 1993 to be effective.

         24. Any notice which either party may desire or be required to give to the other party shall be in writing and shall be delivered by personal service or sent by registered or certified mail, return receipt requested, addressed to:

In case of Lessor: K.V. Joint Venture   In case of Lessee:  Cardmember
                                                            Publishing
                                                            Corporation
Address: 11205 John Galt Boulevard      Address: 655 Washington Boulevard
         Omaha, Nebraska 68137                   Suite 1000
                                                 Stamford, Connecticut  06901

*Lessee, upon occupancy of the space, must put all Gas and Electric Utility Meters in their name. Under no circumstances whatsoever will Landlord continue to maintain utilities in his name.

         IN WITNESS WHEREOF, the parties hereto have executed this lease this 9 day of August, 1993.

WITNESS:                            K.V. JOINT VENTURE

                                   /s/ Milo P. Vacanti
- -------------------------          -----------------------------------
                                   Milo P. Vacanti, its Partner

- -------------------------          -----------------------------------

                                   CARDMEMBER PUBLISHING CORPORATION

- -------------------------          -----------------------------------

                                   /s/ Steven Levenherz
- -------------------------          -----------------------------------
                                   Steven Levenherz,
                                   Chief Financial Officer

                           ASSIGNMENT AND ACCEPTANCE

         For value received, the Lessee hereby assigns all right, title and interest in and to the within lease, from and after ___________________________, 19__, unto __________________________________ his or its heirs and assigns, and in consideration of the Lessor's consent to this assignment agrees to remain primarily liable to the Lessor, jointly and severally with the assignee, for the performance of all of the covenants on the part of the Lessee in said lease mentioned.

         Dated this ___________ day of _______________, 19_____.

                                                  ______________________________
                                                  ______________________________

         In consideration of the above assignment, and the written consent of the Lessor hereto, the undersigned hereby assumes and agrees to make all payments from and after __________________________, 19__, and to perform all of the covenants and conditions of the within lease to be made and performed by the Lessee, and to hold the assignor harmless from all liability thereunder.

         Dated this ___________ day of _______________, 19_____.

                                                  ______________________________
                                                  ______________________________

                             CONSENT TO ASSIGNMENT

         Lessor hereby consents to the assignment of the within lease to _________________________________________ on the express conditions, however that the assignor shall remain liable for the prompt payment of the real and performance of the covenants on the part of the Lessee as herein mentioned and that no further assignment of said lease or subletting of the premises, or any part hereof, shall be made without the written consent of the Lessor first had thereto.

         Dated this ___________ day of _______________, 19_____.

                                                  ______________________________
                                                  ______________________________

                               ADDENDUM TO LEASE

                              K. V. JOINT VENTURE

                                      AND

                       CARDMEMBER PUBLISHING CORPORATION


         25. Lessee shall deposit the sum of FOUR THOUSAND DOLLARS AND NO CENTS ($4,000.00) against damage upon removal and the parties, Lessor and Lessee, agree that the first month's rental in the sum of FOUR THOUSAND DOLLARS AND NO CENTS ($4,000.00) will be due upon execution of the lease, but the rent will begin on January 1, 1994. It is understood the Lessee has inspected the present betterments within the bays and is satisfied with their condition, service and capacity and relies on no representations from the Lessor as to capacity or suitability of any of the electrical, mechanical, plumbing, heating or other service installed in and about the building. Lessee, in the installation of any improvements, shall strictly comply with all National Building Codes and all rules and regulations, ordinances and statutes of the United States, State of Nebraska and the City of Omaha, as well as Douglas County. Nothing herein contained shall require the Lessor to do any decorating, painting, finishing, floor covering or other improvements not specifically herein listed.

         Lessor guarantees the proper working condition of the electrical, mechanical and HVAC system for the initial 30 days of the Lease. All warranties on new mechanical units shall transfer upon occupancy to the Lessee.
         At the conclusion of the Lease and the Lessee's vacation of the premises, and as long as the Lessee is in compliance with all the terms and conditions of the lease, the security deposit will be promptly returned to the Lessee.

         26. OPTIONS TO EXTEND INITIAL TERM: This Lease shall be extended automatically for two (2) additional period(s) ("Extended Terms") of five (5) years each, from and after the expiration of the initial term of this Lease and Extended Term, as the case may be, unless at least six (6) months prior to the expiration of the initial term or the prior Extended Term of this Lease, as the case may be, Lessee notifies Lessor in writing of its election not to renew this Lease. This Lease shall remain in effect during each Extended Term upon all of the terms and conditions of this Lease except that the base rental during each such Extended Term shall be determined as follows:

         A. The product obtained by multiplying the sum of FOUR THOUSAND DOLLARS AND NO CENTS ($4,000.00) by the Index Figures hereinafter defined.

         B. The Index Figure shall be a fraction, the numerator of which shall be the average monthly index shown on the Consumer Price Index - U.S. - As Revised 1978 - All items (1982-84=100) published by the Bureau of Labor Statistics of the U.S. Department of Labor, Kansas City, MO (Price Index) for the last published month of the lease year of the term hereof and the denominator of which shall be the average monthly Price Index for the first month of the lease year of the term hereof.

         C. If at any time the Price Index shall not be published and available for the purpose of making the aforesaid computation, and Lessor and Lessee shall agree upon a substitute index and the manner of its use within sixty (60) days after either party hereto shall have notified the other party hereto of the unavailability of the Price Index. In such event, the parties shall select a reasonably adequate substitute index and specify the manner of its use, or if no reasonably adequate substitute index exists, then the amount of Lessor's payment hereunder shall be determined in accordance with the intent of the parties which is that the rental for the renewal term is to be increased proportionately with the increase in the cost of living from the first month of the first year to the last month of the original term hereof.

         D. In no event shall the rental decrease from the rental of the original term.

         E. Notwithstanding the fluctuations of the cost of living, in no year shall the increase be less than 2% and in no year shall the increase be more than 6% including option terms.

         27. If the first extended option term is exercised, a second five (5) year extended option term is granted. Should the second extended option term be exercised, the Lessor will adjust the base rental which shall be the amount of FOUR THOUSAND DOLLARS AND NO CENTS ($4,000.00) augmented and increased by the application of paragraphs 26A, B, C, D, and E, and the formula in 26A, B, C, D, and E shall be again applied so as to reflect the cost of living or consumer price index raise from the first month of the original base for all extended option terms.

         28. As additional rental herein payable pursuant to paragraph 2 hereof, the Lessee shall pay to the Lessor, upon demand, a proportionate share of the cost of operating, management, and maintaining all common areas, roofs, access roads, sidewalks, taxes, landscaped space and space used in common or available for use in common by the Lessee or his customers, employees, agents or other invitees. Operating and maintaining such areas and facilities shall include, without limitation, furnishing exterior and parking area lighting, cleaning, snow removal, line painting, care of grass, shrubs and plants, payment of water and sewage charges and general maintenance of all areas and facilities provided by the Lessor for the common use of the occupants of the building. The term "proportionate share" as used in this paragraph or elsewhere in this lease shall mean such fractional part of the total costs to which said share applies as the total square feet area occupied by the Lessee bears to the total square feet of occupied rental floor area in the building. For purposes of this paragraph, Lessee shall pay 32% based on 11,641 +/- square feet of occupied space as that bears to the total square footage of the building, that being 36,586 square feet. Square footage figures will be on a useable basis.

         Structural improvements to the roof and building will be considered "capital improvements" and will be the Lessor's expense unless caused by the negligence of the Lessee.

         If requested by the Lessee, Lessor will repair in a prompt manner and with minimal interruption to the Lessee and its business, any of the respective systems listed in this paragraph. Lessee may also call upon any qualified contractor directly for any repairs within the premises. All costs of the repair are the responsibility of the Lessee.

         29. Lessee has inspected the premises and relies on its own judgment and that of its own attorneys, accountants and advisors as to suitability and accommodations present. Lessor has made no warranty nor representation which is not herein set forth. This lease is not contingent upon any factor, statement, or representation not specifically enumerated. Lessor has made no representation as to present or proposed tenants or tenant "mix." Neither have any representations been made to Lessee concerning the profitability or probable success of Lessee's activity.

         30. At the termination of this Lease, Lessee shall remove such of Lessee's goods and effects as are not permanently affixed to the leased premises and remove such of the alterations and additions made by Lessee as Lessor may request; Lessee shall repair any damage caused by such removal; will peaceably yield up the leased premises and all alterations and additions thereto (except such as Lessor has requested Lessee to remove) and all fixtures, furnishings, floor coverings and equipment which are permanently affixed to the leased premises present at the termination of the Lease shall thereupon become the property of the Lessor maintained, in clean and good order, repair and condition, damage by fire or unavoidable casualty excepted. All personal property of Lessee not removed within thirty (30) days following such termination shall become the property of the Lessor, at Lessor's option.

         31. Lessee shall not suffer any mechanic's liens to be filed against the leased premises by reason of any work, labor services or material performed at or furnished to the leased premises through or under the Lessee. If any such mechanic's lien shall at any time be filed against the leased premises, the Lessee forthwith shall cause the same to be discharged within thirty (30) days after being notified of the filing thereof, and before judgment or sale thereunder, then, in addition to any other right or remedy of the Lessor, the Lessor may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by the Lessor, and the amount so paid by the Lessor, and/or all costs and expenses, including reasonable attorney's fees, incurred by the Lessor in procuring the discharge of such lien, shall be deemed to be additional rent for the leased premises and shall be due and payable by the Lessee to the Lessor on the first day of the next following month with interest at the rate of sixteen percent (16%) per annum until repair. Nothing in this lease contained shall be construed as a consent on the part of the Lessor to subject the Lessor's estate in the leased premises to any lien or liability under the laws of the State of Nebraska.

         32. In the event of any failure of Lessee to pay any such rental due hereunder within three (3) days after the same shall become due, (in addition to other rights previously provided) or any failure to perform any of the other terms, conditions or covenants of this lease to be performed and observed by the Lessee for more than fifteen (15) days, (if the Lessee is making diligent efforts to cure the default, the 15 day period may be extended to thirty (30)
days) after written notice of such default shall have been mailed to the Lessee, or if Lessee shall abandon said premises, or suffer this lease to be taken under any writ of execution, then Lessor besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the leased premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee and Lessor shall make such repairs as may be necessary in order to re-let the premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its own discretion may deem advisable; upon such re-letting, shall be applied, first, to the payment of any indebtedness other than rent due hereunder from the Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting, including brokerage fees, reasonable attorney fees and costs of such repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Lessor and applied in payment of future rent if the same may become due and payable hereunder. If such rentals received from such re-letting during any month be less than that to be paid during that month by the Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking of possession by the Lessor shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination,

Lessor may at any time thereafter elect to terminate this lease for any such previous breach.

         Should Lessor at any time terminate this lease for any breach, in addition to and not in limitation of, any other remedies it may have, it may recover from the Lessee all damages Lessor may incur by reason of such breach, including the costs of recovering the leased premises, reasonable attorney fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term all of which amounts shall be immediately due and payable from Lessee to Lessor. The rights and remedies herein provided shall be cumulative and the exercise or act as a waiver of any other right or remedy of the Lessor hereunder, or which may exist at law, in equity, or by statute.

         33. During the term of this lease, the Lessee shall, at his own expense, provide and maintain in full force and effect an insurance policy or policies protecting Lessor and Lessee and their office and employees against any loss, liability or expense from personal injury, death, property damage, or otherwise arising or occurring upon or in connection with the premises or by reason of the Lessee's operations upon or occupancy of the premises whether the same occurs or the cause arises on or off the premises. The Lessor shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to the Lessor and shall be in an amount not less than $1,000,000.00 for injuries to any one person, not less than $1,000,000.00 for injuries to more than one person arising out of any one accident or occurrence, and not less than $500,000.00 for damage to property. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Lessee to the Lessor. Such certificates shall state the policies will not be cancelled nor altered without at least ten
(10) days prior written notice to Lessor. During this term and any extension thereof, policies in force on the premises secured by Lessor shall be paid by Lessee proportionately and the "Proportionate Share" of such insurance premium increase shall be determined and paid as in paragraph 28 above.

         34. Lessee agrees to comply with all applicable air and water pollution control and prevention laws, regulations and state and federal air pollution and water pollution control agencies' recommendations in the maintenance and use of all facilities located on the leased premises. Lessor assumes no liability for environmental contamination from the activities of the Lessee. Lessee and Lessor shall indemnify, defend, and hold each other harmless from and against any and all loss, claims, liability, damage or expense (including without limitation attorney's fees, investigation and court costs) which each other may incur, sustain or suffer or which may be asserted against each other by reason of any hazardous material contamination or threat of hazardous material contamination caused by each other.

The representations and indemnification of this paragraph shall survive the expiration of this lease agreement. Lessee assumes no liability for environmental contamination from any previous Lessee of the premises or from activities of Lessor on the premises prior to its entering the demised premises and leasing it.

         35. This is a net-net-net lease and the parties agree and understand that the Lessor will suffer to pay, except as otherwise provided for herein, no expenses whatsoever for taxes, insurance, gas, electric, water, sewer fee, improvements, repairs, changes or alterations, special assessments, levies or other charges against the real estate whatsoever, but that each tenant and Lessee in particular, shall pay a proportionate share of the said real estate taxes, special assessments, charges, common area charges, insurance and all other expenses in the proportion as shown above in paragraph 28. Lessee shall pay proportionate share as shown in paragraph 28 above of the expenses within ten (10) days of billing. Expenses are due monthly and are recalculated at the end of the calendar year. Tenant shall pay by anticipation one-twelfth (1/12th) of the year's charges monthly. At the conclusion of the first year and each year thereafter during the term or any extension thereof, a recapitulation of actual charges shall be made, an accounting presented to Lessee and an adjustment made by billing if the monthly one-twelfth (1/12th) payments added to rent have been insufficient to defray the actual expenses. Net charges currently running at $.74 per square foot for 1993. Tenant is responsible for cleaning of their space. Lessee's prorata share of insurance shall pertain to buildings #23 and #24 which is the total of 36,586 square feet.

         36. During the term of the lease, Lessee shall provide, with not less than ten (10) days prior written notice from Landlord, corporate financial statements upon the request of the Lessor.

         37. Estoppel Certificates: Lessor and Lessee shall, at any time upon not less than ten (10) days prior written notice from the other party execute and deliver to the other party a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (2) acknowledging that there are not, to the party's knowledge, any uncured defaults on the part of the other party hereunder, or so specifying such defaults if any are claimed.

         38. It is agreed that K. V. JOINT VENTURE has no agreement with Lessee for the payment of any real estate company or broker for the payment of any commission or fee whatsoever. Lessee is not responsible for any leasing commission.

         39. Under no circumstances will Lessee protrude through the roof deck or outside walls without written consent of K. V. JOINT VENTURE.

         40. TRANSFER OF LEASE: In the event the Lessee desires to sublet the lease, Lessee shall deliver a written request to Lessor and complete information regarding such transfer or encumbrance of the lease. Lessor will have thirty
(30) days to evaluate the request. Approval may be subject to such modification of the lease terms or other conditions as may be deemed necessary by lessor. If Lessee or any permitted subsequent Lessee of the property is an individual, partnership, a trust or a privately held corporation, a transfer of a general partner, beneficial interest or stock representing in excess of fifty (50%) percent of ownership interest shall constitute a conveyance or transfer for purposes of this paragraph. In no event shall Lessee request a consent of Lessor during the first lease year. Lessor shall not unreasonably withhold permission.

         Lessee to provide:

                  A.  All phone equipment and installation;

                  B.  Or any items not mentioned or enumerated in this Lease.

         42. Final execution of this Lease will be based upon the mutual agreement by both parties for the relocation of that portion of Tenant's lease space in the Old Mill Business Campus.

         42. Lessee shall have the right to sublet partial areas in their lease space. Prior written approval of the landlord will be required. Landlord will not unreasonably withhold permission to sublet space.

         44. OCCUPANCY: All rights and provisions for Lessee and Lessor will apply to both parties upon Lessee's occupancy of the lease space which will be targeted for September 30, 1993. Any delay in occupancy after the September 30, 1993 date will be prorated and credited up to a maximum of thirty (30) days against Lessee's base rental payment.

                                            K. V. JOINT VENTURE


                                            By:   /s/ Milo P. Vacanti
                                                  ------------------------------
                                                  Milo P. Vacanti, Its Partner

                                            CARDMEMBER PUBLISHING CORPORATION


                                            By:   /s/ Steven H. Levenherz
                                                  ------------------------------
                                                  Steven H. Levenherz
                                                  Chief Financial Officer

                                  EXHIBIT "B"

                                 SIGN CRITERIA


These criteria have been established for the purpose of assuring an outstanding shopping center, and for the mutual benefit of all Tenants.

A.       GENERAL REQUIREMENTS:

1. Each Tenant shall submit or cause to be submitted to the Project Architect for approval before fabrication at least four (4) copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics. The drawings shall be prepared by one of the sign companies approved by Landlord.

2. All permits for signs and their installation shall be obtained by the Tenant or his representative.

3. Tenant shall be responsible for the fulfillment of all requirements and specifications.

4. All signs shall be constructed and installed, including electrical hook-up, at Tenant's expense. Tenant shall cause his sign to be installed no later than forty-five (45) days after Tenant opens for business.

5. All signs shall be reviewed for conformance with this criteria and overall design quality. Approval or disapproval of sign submittals based on esthetics of design shall remain the sole right of the Landlord and Project Architect.

6. No temporary or construction signs will be permitted without Landlord's approval.

7. All signs shall be installed by a licensed sign contractor selected from a list of approved sign contractors provided by Landlord.

B.       GENERAL SPECIFICATIONS:

1.       All signs are individual letter type in white lettering.

2.       No exposed lamps, tubing, or raceways will be permitted.

3. No audible, flashing, animated, oscillating or moving signs will be permitted.

4. Electrical service to all signs shall be on Tenant's meter at Tenant's expense. Tenant will be responsible to run all wires and conduit from Tenant's meter to the Landlord's stubbed conduit near the store front line, above the ceiling.

5. No projections above or below the sign limits will be permitted. Signs must be within dimensioned limits as indicated.

6. No script or logo will be permitted unless it is part of an established trademark of the tenant.

7. All signs and their installation shall comply with all local building and electrical codes.

8.       No exposed raceways, crossovers or conduit will be permitted.

9.       All conductors, transformers and other equipment shall be concealed.

10. Tenant shall be responsible for the installation and maintenance of all signs.

11. All signs are to be installed under the direction of the Project Architect or Landlord's superintendent or representative.

12. Wording of signs shall not include the product sold except as part of Tenant's established trade name or insignia.

13. Landlord's Architect will designate exact location of sign, in relation to Tenant's store front width and height prior to any installation. Where the Tenant is using the Landlord's installed sheet metal can (raceway) the Tenant's Sign Contractor shall install a sheet metal (22 gauge) closure panel at each end of the allowed sign width to prevent light leakage to an adjacent tenant.

14. The maximum height of any sign letter shall not exceed 24". The depth from the back of the sign fascia of the individual surface mounted letters shall be 5", unless the Project Architect specifies different measurements. No letter shall be less than 10" in height.

15. All signs shall be limited to individual letters, routed out of Color Klad metal fascia panel or 3/8" plexiglass (Tenant has option to install individual 3 dimensional plastic letters mounted on routed Color Klad panel or individual lettering where Color Klad or 3/8" plexiglass routing occurs.)

16. All sign lettering shall be internally illuminated. Landlord has provided Tenant with a continuous sheet metal can, the Tenant, at Tenant's cost shall install his lamps, ballast and wiring, within this can.

17. Tenant's Sign Contractor's shall repair any damage caused by said Contractor's work, or by its agents or employees.

18.      Tenant shall be liable for the operations of Tenant's Sign Contractor.

19. No signs perpendicular to the face of the building or store front will be permitted. No under canopy signs will be permitted.

20. Sign location shall be established by the Landlord or the Landlord's Architect.

21. Within ten (10) calendar days of the termination of Tenant's lease for any reason, Tenant shall have his sign removed by a sign company (approved by Landlord). Sign fascia shall be replaced with a new matching panel.

C.       CONSTRUCTION REQUIREMENTS:

1. Letter fastening and clips are to be concealed and be of galvanized, stainless or aluminum metals.

2. No labels will be permitted on the exposed surface of signs, except those required by local ordinance which shall be placed in an inconspicuous location.

3. Tenant's shall have identification signs designed in a manner compatible with and complimentary to adjacent and facing store fronts and the overall design concept of the Center.

4. Design, layout and materials for Tenant signs shall conform in all respects with the sign design drawings provided to Tenant. The maximum height and dimensions for letter in the body of the signs shall be pursuant to approved plans and specifications.

5. All penetrations of the building structure required for sign installation shall be sealed in a watertight condition and shall be patched to match adjacent finish.

6. All store front signs including plexiglass signs shall be fabricated of material with a matte finish.

7. Tenant's Sign Contractor will be responsible to re-install the sign fascia panel in the same workmanship manner as it was before including caulking, reinforcing braces, sheet metal trim, etc.

D.       MISCELLANEOUS REQUIREMENTS:

1. Each Tenant shall be permitted to place upon each entrance of its Premises not more than 144 square inches of white vinyl pressure sensitive letters not to exceed two inches (2") of individual letters in height, indicating hours of business, emergency numbers, etc.

2. Except as provided herein, no advertising placecards, banners, pennants, names, insignia, trademarks, or other descriptive material, shall be affixed or maintained upon the glass panes and supports of the show windows and doors, or upon the exterior walls of buildings, or within 24" of the show windows.

3. Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door in location, as directed by the Project Architect, in 2" high block letter, the Tenant's name and address. Where more than one Tenant uses the same door, each name and address shall be applied. Color of letters will be as selected by the Project Architect.

4. Tenant may install on the store front, if required by the U.S. Post Office, the number only for the street address in exact location stipulated by the Project Architect. Size, type and color of numbers shall be as stipulated by the Project Architect.

5. Tenant's should note that approval action by the Project Architect and Landlord will generally take one week. No installation will be permitted without proper approvals.

                         BUILDING RULES AND REGULATIONS

1. Nothing shall be affixed to the outside of the building by Lessee without the prior written consent of Lessor. Lessee shall not place any items on the window ledges or exterior of the building.

2. Unless expressly permitted by Lessor, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the building, except on the glass or panels of the doors of the Demised Premises, and then only of subject matter and in such color, size, style and material as shall conform to the specifications of Lessor. Lessor reserves the right to remove all other signs or lettering, without notice to Lessee, at the expense of Lessee. Any newspaper, magazine or other advertising done from said premises, or referring to said premises or the building, which in the opinion of Lessor is objectionable, shall be immediately discontinued upon notice from Lessor.

3. Unless expressly permitted by Lessor, no bicycle or other vehicle and no animal shall be brought or permitted to be in the building or any part thereof.

4. Unless expressly permitted by Lessor, all doors leading from the leased premises to areas outside the leased premises are to be kept closed at all times except when in actual use for entrance to or exit from said premises. Lessee shall be responsible for the locking of said doors and Lessee shall be responsible for any damage or loss resulting from violation of this rule. No additional locks or devices shall be attached to any door without Lessor's consent.

5. Moving or delivery of furniture, supplies, trade fixtures and equipment, and freight by or for Lessee shall be done at such times and in such manner as may be required by Lessor. Lessor reserves the right, but shall not be obligated, to inspect all articles being moved in or out of the building; and Lessor shall not be liable to Lessee or to any other person for loss of, or damage to, any furniture, trade fixtures and equipment or other personal property from any cause, unless provided otherwise in the lease between the parties.

6. Lessee shall not make or permit any noise or odor that is objectionable to Lessor or to other occupants of the building to emanate from said premises and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the building, and shall not do any act tending to injure the reputation of the building.

7. Lessor reserves the right, but shall not be held obligated, to exclude or eject from the building any or all solicitors, canvassers or peddlers, and any persons conducting themselves, in such manner as, in the sole judgement of Lessor, constitutes an annoyance to any of the tenants of the building or an interference with operation of the building, or who are otherwise undesirable.

8. No hand trucks shall be brought into or used in or about the building except those equipped with rubber tires and side guards, and only with the prior written consent of the Lessor.

9. Lessee shall not request building employees to perform any work or do anything outside of the regular duties, unless consent is obtained from the Lessor or the building.

10. The sidewalks, entrances, passages, elevator, stairway and corridors shall not be obstructed or encumbered by any Lessee.

11. The sashes, sash doors, windows and doors that reflect or admit light and air into the halls, passages or other public places in the building shall not be covered or obstructed by any Lessee nor shall any bottles, parcels or other articles be placed on the window-sills or other public places in the building.

12. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the building nor placed in the halls, corridors or vestibules of the building without prior written consent of the Lessor.

13. No curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the building without the prior written consent of the Lessor.

14. The water and water closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse by Lessee of the fixtures shall be borne by the Lessee.

15. No Lessee shall mark, paint, drill into or in any way deface any part of the building. No boring, cutting, stringing or attaching of wires shall be permitted except with the prior written consent of the Lessor and as the Lessor may direct. No Lessee shall install any electrical appliance or equipment such as, but not limited to, heaters, grills, toasters, fans, etc., without the prior written consent of the Lessor.

16. No article extra hazardous on account of fire and no explosive shall be brought into said premises or into the building. The storage and use of all flammable and volatile materials or substances shall be in conformity with applicable laws, rules and regulations of all duly constituted public authorities.

17. Lessor reserves the right to charge Lessee any additional expense, over and above what the normal expense would have been, (including overtime or premium costs incurred by Lessor) in the event repairs, alterations, decorating or other work in said premises or the buildings are, at Lessee's request, not made during ordinary business hours.

18. No additional locks or bolts of any kind shall be placed upon any of the doors by any Lessee nor shall any changes be made in the existing locks or the mechanism thereof. Each Lessee must, upon the termination of Lessee's tenancy, leave the doors and windows in the demised premises in like condition to that at the outset of said lease and must restore to the Lessor all keys to rooms, closets and toilets.

19. The Lessee shall not put up nor operate any engine, boiler, dynamo or machinery of any kind, nor carry on any mechanical business in said premises nor place any explosive therein, nor use any kerosene or oils or burning fluids in said premises without first obtaining the written consent of the Lessor.

20. If the Lessee desires telegraphic or telephonic connections, the Lessor will direct the electricians as to where and how the wires are to be introduced, and without such written directions no boring or cutting for wires will be permitted.

21. The leased premises shall not be used for the purpose of lodging or sleeping rooms, nor for any immoral or illegal purpose, nor in any way to damage the reputation of the building; and the Lessee shall not disturb nor permit the disturbance of other tenants, by the use of musical instruments or any unseemly noises, nor by any interference whatever; and in the use of said premises, the Lessee agrees that nothing shall be done or permitted therein, contrary to, or in violation of, any law or laws of the United States of America, the State of Nebraska, or any ordinance or ordinances of the City of Omaha, or any requirements of the police and health departments of the City of Omaha; and that nothing shall be placed or permitted upon the outside window sills or thrown from the windows of the building.

22. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

23. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without the prior written consent of Lessor.

24. Normal office building hours are designated as being from 7:30 A.M. until 5:30 P.M., Monday through Friday, and 8:00 A.M. until 12:00 noon, Saturdays, national holidays excluded.

25. If the leased premises are to be equipped with a computer, or other type of office equipment, beyond the normal meaning of the phrase, Lessee shall not install it without Lessor's consent and then only when said equipment has been provided with its own dedicated utility connection and meter; the installation and payment of which shall be at Lessee's sole cost and expense.

26. The rules and regulations which from a part of this lease may be amended at any time upon written notice from the Lessor and shall apply with equal effect to not only the Lessee, but also to the employees, agents, visitors, and licensees of the Lessee, as well as those having business with the Lessee, unless provided otherwise in the lease between the parties.

27. All Sub-Contractors of Lessee must park in the rear of the building and all material must enter from the rear of the building. Under no circumstances will Lessor tolerate construction workers parking in front of the building.

                                LEASE EXTENSION

                                  JULY 2, 1996

        In consideration of the Lease dated November 20, 1991, and as amended by EXTENSION OF LEASE SPACE AGREEMENT dated 9/28/92 and LEASE EXTENSION Agreement dated 8/9/93 by V.R.B. COMPANY, Lessor, and CARDMEMBER PUBLISHING CORPORATION, Lessee, for the premises 11151, 11155, 11157, 11159, 11161, 11163,
11165, 11167 Mill Valley Road, Omaha, Nebraska.

        Leasee shall sub-lease the former Merry Maids space 11113-11127 consisting of approximately 11,000 square feet from August 1, 1990-January 31, 1997 under the same terms and conditions as the original lease with the exception that the base rent schedule shall be as follows:

                8-1-96 - 1-31-97 = $5.00 per sq. ft. on an annualized basis (i.e., monthly rental of $4,583.33)

        The space shall be painted throughout and the carpet shall be cleaned prior to occupancy. The space shall also have a general clean up along with any ceiling tiles repaired as necessary.

        The lease shall continue from February 1, 1997 - December 31, 1997 with V.R.B. Company at $6.50 per square foot on an annualized basis (i.e., monthly rental of $5,958.33 per month). The lease terms shall be negotiated for 1998 with V.R.B. Company based upon the status of Cardmember Publishing Corporation expansion needs.

        IN TESTIMONY WHEREOF, the said parties have signed, sealed and executed this instrument.

ACCEPTANCE

ATTEST                                       LESSOR:
                                             V.R.B.

                                             By: /s/ Milo P. Vacanti
- ----------------------------------               ------------------------------
Date

                                             LESSEE:
                                             Cardmember Publishing Corporation


                                             By: /s/ Steven H. Levenherz
- ----------------------------------               ------------------------------
Date

                            EXTENSION OF LEASE SPACE


         K.V. JOINT VENTURE, 11205 John Galt Blvd., Omaha, Nebraska and CARDMAKER PUBLISHING CORPORATION, 655 Washington Blvd., Suite 1000, Stamford, Connecticut 06901, agree that by this EXTENSION OF LEASE SPACE, CARDMEMBER PUBLISHING CORPORATION shall lease additional space at 11053-57 "I" Street Omaha, Nebraska. The additional space will be an extension of the same terms and conditions of the leased space at Building #23 and #24 at 11031-45 "I" Street, Omaha, Nebraska. The additional space will be approximately 4,780 square feet, with additional Base Rent per the following rent schedule:

         (a)January 1, 1996 to December 31, 1998:  $3,067.17 per month.

         (b)January 1, 1999 to December 31, 2000:  $3,286.25 per month.

         Lessor and Lessee also agree that the same terms and conditions prevailing in the Business Property Lease executed on August 9th, 1993 for the leased space at Building #23 and #24 at 11031-45 "I" Street, Omaha, Nebraska will be extended in full force in all respects from the original ending dated of February 28, 1999 to the new date of December 31, 2000.


WITNESS:                                          K.V. JOINT VENTURE


  /s/ Nancy K. Johnson                              /s/ Milo P. Vacanti
- ------------------------------                    ------------------------------
                                                  Milo P. Vacanti, Partner

        10/4/95
- ------------------------------
Date


                                                  CARDMEMBER PUBLISHING
                                                  CORPORATION


                                                   /s/ Steven H. Levenherz, CFO
- ------------------------------                    ------------------------------
                                                  Steven Levenherz
                                                  Chief Financial Officer

- ----------------------------
Date

                                      -2-